INDEX TO LEASE

FROM

10 NEW BOND STREET LLC

TO

THERMOENERGY CORPORATION

ARTICLE I BASIC LEASE PROVISIONS		1

1.1	INTRODUCTION	1
1.2	DATE OF INDENTURE; LANDLORD; TENANT	1
1.3	DESCRIPTION OF THE PREMISES	1
1.4	PERMITTED USE:	1
1.5	BROKER:	2
1.6	LEASE TERM:	2
1.7	SECURITY DEPOSIT	2

ARTICLE II DESCRIPTION OF PREMISES		2

2.1	DEMISE OF PREMISES	2
2.2	APPURTENANT RIGHTS	2

ARTICLE III CONDITION		3

3.1	CONDITION OF PREMISES	3

ARTICLE IV TERM		3

4.1	COMMENCEMENT AND EXPIRATION OF TERM	3

ARTICLE V RENT		3

5.1	RENT	3
5.2	PAYMENT OF RENT	4

ARTICLE VI USE OF PREMISES		4

6.1	PERMITTED USE	4
6.2	INSTALLATIONS AND ALTERATIONS BY TENANT	5

ARTICLE VII ASSIGNMENT AND SUBLETTING		6

7.1	PROHIBITION	6
7.2	ACCEPTANCE OF RENT	7
7.3	EXCESS PAYMENTS	8
7.4	LANDLORD’S RECAPTURE RIGHT	8
7.5	FURTHER REQUIREMENTS	9

ARTICLE VIII RESPONSIBILITY FOR REPAIRS AND CONDITION OF PREMISES		9

8.1	LANDLORD’S OBLIGATIONS	9
8.2	TENANT’S OBLIGATIONS	9

ARTICLE IX UTILITIES		10

9.1	UTILITIES	10
9.2	ADDITIONAL UTILITIES	10

ARTICLE X TAXES AND OTHER EXPENSES		10

10.1	REAL ESTATE TAXES	10
10.2	OTHER TAXES	11
10.3	ABATEMENT OF TAXES	12
10.4	OPERATING COSTS	12
10.5	TENANT’S PAYMENT OF OPERATING COSTS	12

ARTICLE XI INDEMNITY AND PUBLIC LIABILITY INSURANCE		13

11.1	TENANT’S INDEMNITY	13
11.2	PUBLIC LIABILITY INSURANCE	14
11.3	TENANT’S RISK	14
11.4	INJURY CAUSED BY THIRD PARTIES	15

ARTICLE XII ACCESS TO PREMISES		15

12.1	LANDLORD’S RIGHT OF ACCESS	15
12.2	TENANT’S ACCESS	15

ARTICLE XIII FIRE, EMINENT DOMAIN, ETC.		15

13.1	ABATEMENT OF RENT	15
13.2	RESTORATION	16
13.3	LANDLORD’S RIGHT OF TERMINATION	16
13.4	AWARD	17

ARTICLE XIV DEFAULT		17

14.1	TENANTS DEFAULT	17
14.2	LANDLORD’S DEFAULT	19

ARTICLE XV MISCELLANEOUS PROVISIONS		19

15.1	EXTRA-HAZARDOUS USE	19
15.2	HAZARDOUS MATERIALS	19
15.3	OUTDOOR OPERATIONS	20
15.4	WAIVER	20
15.5	COVENANT OF QUIET ENJOYMENT	21
15.6	ASSIGNMENT OF RENTS	21
15.7	MECHANICS’ LIENS	22
15.8	NO BROKERAGE	22
15.9	INVALIDITY OF PARTICULAR PROVISIONS	22
15.10	PROVISIONS BINDING, ETC	22
15.11	RECORDING	22
15.12	NOTICES	23
15.13	WHEN LEASE BECOMES BINDING	23
15.14	PARAGRAPH HEADINGS	23
15.15	RIGHTS OF MORTGAGEE	24

15.16	STATUS REPORT	24
15.17	SELF-HELP	24
15.18	HOLDING OVER	24
15.19	NON-SUBROGATION	24
15.20	GOVERNING LAW	25
15.21	UNAVOIDABLE DELAYS AS EXCUSING PERFORMANCE	25
15.22	RELATIONSHIP OF PARTIES	25

Exhibit A	Plan of Property	A-1
Exhibit B	Site Plan of Premises	B-1
Exhibit C	Notice of Activity and Use Limitation	C-1
Exhibit D	Operating Costs	D-1

INDENTURE OF LEASE

THIS INSTRUMENT IS AN INDENTURE OF LEASE dated as of January, 2008 (the “Execution Date”) in which the Landlord and the Tenant are the parties hereinafter named and which relates to a portion of space located in the building (the “Building”) situated at 10 New Bond Street, Worcester, Massachusetts, as more particularly shown on the Plan attached hereto as Exhibit A (the “Property”).

The parties to this instrument hereby agree with each other as follows:

ARTICLE I
BASIC LEASE PROVISIONS

1.1           INTRODUCTION.  The following sets forth basic data and, where appropriate, constitutes definitions of the terms hereinafter listed:

1.2           DATE OF INDENTURE; LANDLORD; TENANT.

Commencement	February 1, 2008
Date:

Landlord:	Liberty MA Portfolio Fee LLC, a Delaware limited liability company

Present Mailing	c/o Liberty Properties, Inc.
Address of Landlord:	One Liberty Square
Boston, Massachusetts 02109

Tenant:	ThermoEnergy Corporation, a Delaware
corporation

Present Mailing	ThermoEnergy Corporation
Address of Tenant:	124 West Capitol Avenue
Suite 880
Little Rock, AR 72201
Attn: Andrew T. Melton, EVP & Chief Financial Officer

1.3           DESCRIPTION OF THE PREMISES: The 19,200 rentable square feet (out of a total of 221,111 rentable square feet) located in the Building as shown as crosshatched on the site plan attached hereto as Exhibit B (the “Premises”).

1.4           PERMITTED USE: The Premises shall be used only for assembly, storage, light manufacturing and distribution purposes and for accessory office uses.

1.5           BROKER: Kelleher and Sadowsky

1.6           LEASE TERM: Five (5) years, commencing on the Commencement Date and expiring on January 31, 2013.

1.7           SECURITY DEPOSIT.  Tenant agrees that a security deposit in the amount of Twenty-Four Thousand Dollars ($24,000.00) (the “Security Deposit”) will be paid upon execution and delivery of this Lease, and that Landlord shall hold the same throughout the Term of this Lease as security for the performance by Tenant of all obligations on the part of Tenant hereunder.  Landlord shall have the right from time to time, without prejudice to any other remedy Landlord may have on account thereof, to apply such deposit, or any part thereof, to Landlord’s damages arising from, or to cure, any Event of Default.  If Landlord shall so apply any or all of such deposit, Tenant shall immediately upon demand deposit with Landlord the amount so applied to be held as security hereunder.  Landlord shall return the deposit, or so much thereof as shall not have theretofore been applied in accordance with the terms of this section, to Tenant on the expiration or earlier termination of the Term of this Lease and surrender of possession of the Premises by Tenant to Landlord at such time, provided that there is then existing no Event of Default (nor any circumstance which, with the passage of time or the giving of notice, or both, would constitute an Event of Default).  While Landlord holds such deposit, Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord’s other funds.  If Landlord conveys Landlord’s interest under this Lease, the deposit, or any part thereof not previously applied, may be turned over by Landlord to Landlord’s grantee, and, if so turned over, Tenant agrees to look solely to such grantee for proper application of the deposit in accordance with the terms of this Section , and the return thereof in accordance herewith..  The holder of a mortgage shall not be responsible to Tenant for the return or application of any such deposit, whether or not it succeeds to the position of Landlord hereunder, unless such deposit shall have been received in hand by such holder.

ARTICLE II
DESCRIPTION OF PREMISES

2.1           DEMISE OF PREMISES.  As of the Commencement Date, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord, the Premises.

2.2           APPURTENANT RIGHTS.  Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use in common with others, (i) public or common lobbies, hallways, stairways, and common walkways necessary for access to the building and the Premises and (ii) the access roads, driveways, parking areas, loading areas, pedestrian sidewalks, landscaped areas, trash enclosures and other areas or facilities, if any, which are located in or on the Property and designated by Landlord from time to time for the non-exclusive use of tenants and other occupants of the Building (the “Common Facilities”); but such rights shall always be subject to reasonable rules and regulations from time to time established by Landlord (the “Rules and Regulations”) and to the right of Landlord to designate and change from time to time areas and facilities so to be used.

ARTICLE III
CONDITION

3.1           CONDITION OF PREMISES.  Tenant hereby acknowledges that it is taking the Premises in their “as-is” condition, that Tenant has independently analyzed the suitability of the Building for its purposes, that Tenant will be responsible for all permits and approvals required for Tenant’s use of the Premises and the conduct of business therein.

ARTICLE IV
TERM

4.1           COMMENCEMENT AND EXPIRATION OF TERM.  The term of this Lease (herein referred to as the “Term”) shall commence on the Commencement Date and continue through January 31, 2013, unless sooner terminated as herein provided (the “Expiration Date”).

ARTICLE V
RENT

5.1           RENT.  The annual base rent (the “Base Rent”) for the Premises during the Term shall be as set forth below:

TERM	ANNUAL BASE RENT	MONTHLY BASE RENT
Commencement Date through January 31, 2009	$96,000.00	$8,000.00
February 1, 2009 through January 31, 2010	$97,920.00	$8,160.00
February 1, 2010 through January 31, 2011	$99,878.40	$8,323.20
February 1, 2011 through January 31, 2012	$101,875.97	$8,489.66
February 1, 2012 through January 31, 2013	$103,913.49	$8,659.46

5.2           PAYMENT OF RENT.  Commencing on the Commencement Date, Tenant shall pay to Landlord the Base Rent and all charges and sums payable by Tenant as set forth in this Lease, other than and in addition to Base Rent (“Additional Rent”) (collectively, with Base Rent “Rent”).  Base Rent shall be payable not later than the first day of each and every calendar month during the Term of this Lease, at the address from time to time designated in writing by Landlord.

Base Rent for any partial month shall be paid by Tenant to Landlord at the applicable rate on a pro rata basis, and if the Term of this Lease commences on a day other than the first day of a calendar month, the first payment that Tenant shall make to Landlord shall be a payment equal to a proportionate part of such Base Rent for the partial month from the Commencement Date to the first day of the succeeding calendar month.

Until notice of some other designation is given, Base Rent and all other charges to be paid by Tenant to Landlord for which provision is herein made shall be paid by remittance to or to the order of Landlord, at Landlord’s mailing address set forth in Section 1.1 of this Lease.

ARTICLE VI
USE OF PREMISES

6.1           PERMITTED USE.  Tenant agrees that the Premises shall be used and occupied by Tenant only for the purposes specified as the Permitted Use thereof in Section 1.4 of this Lease, and for no other purpose or purposes.  Tenant shall conduct no outdoor operations on any land of Landlord.

Tenant further agrees to conform to the following provisions during the Lease Term hereof:

(i)           Tenant shall not place on the exterior of exterior walls (including both interior and exterior surfaces of windows and doors) of the Premises or the Building, any sign, symbol, advertisement display or the like that is visible to public view outside of the Premises without the prior consent of Landlord, such consent not to be unreasonably withheld, delayed or conditioned, except that Tenant may place such signs or lettering of a reasonable size and design on the entry doors to the Premises as are necessary to properly identify and locate Tenant, so long as such signs or lettering are, in the reasonable opinion of Landlord, harmonious with the appearance of the Building;

(ii)           Tenant shall not perform any act or carry on any practice that may injure any part of the Building or the Land, or that may interfere with the use of the balance of the Property by other Tenants, or that may cause any offensive odors or noises, or that may be detrimental to the appearance or reputation of the Property; and

(iii)           Tenant shall, in its use of the Premises, comply with the requirements of all applicable governmental laws, rules and regulations, including, without limitation, the Americans With Disabilities Act of 1990, the regulations of the Massachusetts Architectural Access Board and the requirements of that certain Notice of Activity and Use Limitation recorded with the Worcester County Registry of Deeds in Book 20209 Page 177, as amended by that certain First Amendment to Notice of an Activity and Use Limitation, recorded with said Deeds at Book 20293 Page 68, and as further amended by that certain Amendment and Ratification of Notice of Activity and Use Limitation, recorded with said Deeds at Book 33709 Page 32, and as further amended by that certain Second Amendment to Notice of an Activity and Use Limitation, recorded with said Deeds at Book 35618 Page 35, a copy of which is attached hereto as Exhibit C.

6.2           INSTALLATIONS AND ALTERATIONS BY TENANT

(a)           Tenant shall make no alterations, additions (including, for the purposes hereof, wall-to-wall carpeting), or improvements (collectively, “Alterations”) in or to the Building or any portion of the Premises (including any Alterations necessary for Tenant’s initial occupancy of the Premises) without Landlord’s prior written consent, which consent shall not be unreasonably withheld or delayed with respect to non-structural Alterations that do not affect or involve the Building’s electrical, plumbing or mechanical systems or any other Building systems.  Any Alterations shall be in accordance with the Rules and Regulations in effect with respect thereto and with plans and specifications meeting the requirements set forth in the Rules and Regulations and approved in advance by Landlord.  All work shall be (i) be performed in a good and workmanlike manner and in compliance with all applicable laws, ordinances and regulations; (ii) be made at Tenant’s sole cost and expense; (iii) become part of the Premises and the property of Landlord; and (iv) be coordinated with any work being performed by Landlord in such a manner as not to damage the Building or interfere with the construction or operation of the Building.  At Landlord’s request, Tenant shall, before its work is started, secure assurances satisfactory to Landlord in its reasonable discretion protecting Landlord against claims arising out of the furnishing of labor and materials for the Alterations.  If any Alterations shall involve the removal of fixtures, equipment or other property in the Premises which are not Tenant’s Removable Property, such fixtures, equipment or property shall be promptly replaced by Tenant at its expense with new fixtures, equipment or property of like utility and of at least equal quality.  Tenant shall promptly reimburse Landlord for all reasonable costs, including attorneys’, architects’, engineers’, and consultants’ fees, incurred by Landlord in connection with any request from Tenant pursuant to this Section 6.2.

(b)           All articles of personal property and all business fixtures, machinery and equipment and furniture owned or installed by Tenant solely at its expense in the Premises (“Tenant’s Removable Property”) shall remain the property of Tenant and may he removed by Tenant at any time prior to the expiration or earlier termination of the Term, provided that Tenant, at its expense, shall repair any damage to the Building caused by such removal.

(c)           Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic’s or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the Premises, the Building or the Property.  To the maximum extent permitted by law, before such time as any contractor commences to perform work on behalf of Tenant, such contractor (and any subcontractors) shall furnish a written statement acknowledging the provisions set forth in the prior clause.  Tenant agrees to pay promptly when due the entire cost of any work done on behalf of Tenant, its agents, employees or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to all or any part of the Property and immediately to discharge any such liens which may so attach.  If, notwithstanding the foregoing, any lien is filed against all or any part of the Property for work claimed to have been done for, or materials claimed to have been furnished to, Tenant or its agents, employees or independent contractors, Tenant, at its sole cost and expense, shall cause such lien to be dissolved promptly after receipt of notice that such lien has been filed, by the payment thereof or by the filing of a bond sufficient to accomplish the foregoing.  If Tenant shall fail to discharge any such lien, Landlord may, at its option, discharge such lien and treat the cost thereof (including attorneys’ fees incurred in connection therewith) as Additional Rent payable upon demand, it being expressly agreed that such discharge by Landlord shall not be deemed to waive or release the Event of Default in not discharging such lien.  Tenant shall indemnify and hold Landlord harmless from and against any and all expenses, liens, claims, liabilities and damages based on or arising, directly or indirectly, by reason of the making of any alterations, additions or improvements by or on behalf of Tenant to the Premises under this section, which obligation shall survive the expiration or termination of this Lease.

(d)           In the course of any work being performed by Tenant (including, without limitation, the “field installation” of any Tenant’s Removable Property), Tenant agrees to use labor compatible with that being employed by Landlord for work in the Building or on the Property or other buildings owned by Landlord or its affiliates (which term, for purposes hereof, shall include, without limitation, entities which control or are under common control with or are controlled by Landlord or, if Landlord is a partnership or limited liability company, by any partner or member of Landlord) and not to employ or permit the use of any labor or otherwise take any action which might result in a labor dispute involving personnel providing services in the Building or on the Property pursuant to arrangements made by Landlord.  Without limiting the foregoing, Tenant covenants and agrees that all contractors and subcontractors at any tier performing any construction, repair, refurbishment or restoration, including, without limitation, tenant improvements build-out, alterations, additions, improvements, renovations, repairs remodeling, paining and installations of fixtures, mechanical, electrical, plumbing, data, security, telecommunication, low voltage or elevator equipment or systems or other equipment, or with respect to any other construction work in, on, or to the Property shall: (i) be bound by a signatory to a collective bargaining agreement with a labor organization (a) whose jurisdiction covers the type of work to be performed on the Property, and (b) who is affiliated with the Building and Construction Trades Department of the AFL-CIO; and (ii) each such contractor or-subcontractor shall observe area standards for wages and other terms and conditions of employment, including fringe benefits.

ARTICLE VII
ASSIGNMENT AND SUBLETTING

7.1           PROHIBITION.

(a)           Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, whether voluntarily, involuntarily, by operation of law or otherwise, and that neither the Premises nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied or permitted to be used or occupied, by anyone other than Tenant, or for any use or purpose other than a Permitted Use, or be sublet (which term, without limitation, shall include granting of concessions, licenses and the like) in whole or in part, or be offered or advertised for assignment or subletting by Tenant or any person acting on behalf of Tenant, without, in each case, the prior written consent of Landlord.  Without limiting the foregoing, any agreement pursuant to which: (x) Tenant is relieved from the obligation to pay, or a third party agrees to pay on Tenant’s behalf, all or any portion of the Base Rent or Additional Rent under this Lease; and/or (y) a third party undertakes or is granted by or on behalf of Tenant the right to assign or attempt to assign this Lease or sublet or attempt to sublet all or any portion of the Premises, shall for all purposes hereof be deemed to be an assignment of this Lease and subject to the provisions of this Article 7.  The provisions of this paragraph (a) shall apply to a transfer (by one or more transfers) of a controlling portion of or interest in the stock or partnership or membership interests or other evidences of equity interests of Tenant as if such transfer were an assignment of this Lease; provided that if equity interests in Tenant at any time are or become traded on a public stock exchange, the transfer of equity interests in Tenant on a public stock exchange shall not be deemed an assignment within the meaning of this Article.

(b)           The provisions of paragraph (a) shall not apply to either (x) transactions with an entity into or with which Tenant is merged or consolidated, or to which all or substantially all of Tenant’s assets are transferred, or (y) transactions with any entity which controls or is controlled by Tenant or is under common control with Tenant; provided that in any such event:

(A)           the successor to Tenant has a net worth, computed in accordance with generally accepted accounting principles consistently applied, at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the date of this Lease,

(B)           proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction, and

(C)           the assignee agrees directly with Landlord, by written instrument in form satisfactory to Landlord in its reasonable discretion, to be bound by all the obligations of Tenant hereunder, including, without limitation, the covenant against further assignment and subletting.

7.2           ACCEPTANCE OF RENT.  If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, whether or not in violation of the terms and conditions of the Lease, Landlord may, at any time and from time to time, collect rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy, collection or modification of any provisions of this Lease shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant or a release of Tenant from the further performance of covenants on the part of Tenant to be performed hereunder.  Any consent by Landlord to a particular assignment, subletting or occupancy or other act for which Landlord’s consent is required under paragraph (a) of Section 7.1 shall not in any way diminish the prohibition stated in paragraph (a) of Section 7.1 as to any further such assignment, subletting or occupancy or other act or the continuing liability of the original named Tenant.  No assignment or subletting hereunder shall relieve Tenant from its obligations hereunder, and Tenant shall remain fully and primarily liable therefor.  Landlord may revoke any consent by Landlord to a particular assignment, subletting or occupancy if the assignment or sublease does not provide that the assignee, subtenant or other occupant agrees to be independently bound by and upon all of the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be kept and performed.  Tenant shall promptly reimburse Landlord for all reasonable costs, including attorneys’ fees, incurred by Landlord in connection with any request from Tenant regarding assignment or subletting or any other act that is subject to Section 7.1.

7.3           EXCESS PAYMENTS.  If Tenant assigns this Lease or sublets the Premises or any portion thereof, Tenant shall pay to Landlord as Additional Rent fifty percent (50%) of the amount, if any, by which (a) any and all compensation received by Tenant as a result of such assignment or subletting, net of reasonable expenses actually incurred by Tenant in connection with such assignment or subletting (prorated over the term of the assignment or subletting), exceeds (b) in the case of an assignment, the Base Rent and Additional Rent under this Lease, and in the case of a subletting, the portion of the Base Rent and Additional Rent allocable to the portion of the Premises subject to such subletting.  Such payments shall be made on the date the corresponding payments under this Lease are due.  Notwithstanding the foregoing, the provisions of this Section shall impose no obligation on Landlord to consent to an assignment of this Lease or a subletting of all or a portion of the Premises.

7.4           LANDLORD’S RECAPTURE RIGHT.  Notwithstanding anything herein to the contrary, in addition to withholding or granting consent with respect to any proposed assignment of this Lease or proposed sublease of all or a portion of the Premises, Landlord shall have the right, to be exercised in writing within thirty (30) days after written notice from Tenant seeking Landlord’s consent to assign this Lease or sublease all or any portion of the Premises, to terminate this Lease (in the event of a proposed assignment) or recapture that portion of the Premises to be subleased (in the event of a proposed sublease).  In the case of a proposed assignment, this Lease shall terminate as of the date (the “Recapture Date”) which is the later of (a) sixty (60) days after the date of Landlord’s election, and (b) the proposed effective date of such assignment or sublease, as if such date were the last day of the Term of this Lease.  If Landlord exercises the rights under this Section in connection with a proposed sublease, this Lease shall be deemed amended to eliminate the proposed sublease premises from the Premises as of the Recapture Date, and thereafter all Base Rent and Escalation Charges shall be appropriately prorated to reflect the reduction of the Premises as of the Recapture Date.

7.5           FURTHER REQUIREMENTS.  Tenant shall reimburse Landlord on demand, as Additional Rent, for any out-of-pocket costs (including reasonable attorneys’ fees and expenses) incurred by Landlord in connection with any actual or proposed assignment or sublease or other act described in paragraph (a) of Section 7.1, whether or not consummated, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant.  Any sublease to which Landlord gives its consent shall not be valid unless and until Tenant and the sublessee execute a consent agreement in form and substance satisfactory to Landlord in its reasonable discretion and a fully executed counterpart of such sublease has been delivered to Landlord.  Any sublease shall provide that: (i) the term of the sublease ends no later than one day before the last day of the Term of this Lease; (ii) such sublease is subject and subordinate to this Lease; (iii) Landlord may enforce the provisions of the sublease, including collection of rents; and (iv) in the event of termination of this Lease or reentry or repossession of the Premises by Landlord, Landlord may, at its sole discretion and option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord, but nevertheless Landlord shall not (A) be liable for any previous act or omission of Tenant under such sublease; (B) be subject to any defense or offset previously accrued in favor of the subtenant against Tenant; or (C) be bound by any previous modification of such sublease made without Landlord’s written consent or by any previous prepayment of more than one month’s rent.

ARTICLE VIII
RESPONSIBILITY FOR REPAIRS
AND CONDITION OF PREMISES

8.1           LANDLORD’S OBLIGATIONS.  Landlord shall be responsible for maintaining the roof, foundation, electrical system, boilers, and structural elements of the Building and common utilities and for snowplowing of access roadways, to the extent the same are not within or exclusively serve the Premises, and the areas designated for truck/trailer and automobile parking.  Landlord’s obligation in respect of snow plowing is to provide reasonable access after snowfall to the extent practicable in the then circumstances, Landlord reserving the right to “pile” snow where made necessary by prevailing conditions.

Landlord shall in no event be responsible to Tenant for any condition on the Property caused by any act or neglect of Tenant, any contractor, agent, employee or invitee of Tenant, or anyone claiming by, through or under Tenant.

Landlord shall not be responsible for paving or maintaining the parking area, nor shall Landlord be obligated to make any improvements or repairs to the Building, the Premises or the Property other than as expressly provided in this Lease.

8.2           TENANT’S OBLIGATIONS.

Tenant will keep the Premises and every part thereof neat and clean, and will maintain the same, including, without limitation, the plumbing, mechanical, electrical, heating, ventilation or air conditioning equipment or systems within or exclusively serving the Premises, in good order, condition and repair excepting only those repairs for which Landlord is responsible under the terms of this Lease, reasonable wear and tear of the Premises, and damage by fire or other casualty or as a consequence of the exercise of the power of eminent domain; and Tenant shall surrender the Premises, at the end of the Term, in such condition.  Without limitation, Tenant shall comply with all laws, codes and ordinances from time to time in effect and all directions, rules and regulations of governmental agencies having jurisdiction, and the standards recommended by the Worcester Board of Fire Underwriters applicable to Tenant’s use and occupancy of the Premises, and shall, at Tenant’s expense, obtain all permits, licenses and the like required thereby.  Subject to Section 15.19 regarding waiver of subrogation, Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damage to the Building caused by any act or neglect of Tenant, or its contractors or invitees (including any damage by fire or other casualty arising therefrom).

If repairs are required to be made by Tenant pursuant to the terms hereof, and Tenant fails to make the repairs, upon not less than ten (10) days’ prior written notice (except that no notice shall be required in the event of an emergency), Landlord may make or cause such repairs to be made (but shall not be required to do so), and the provisions of Section 15.1 shall be applicable to the costs thereof.  Landlord shall not be responsible to Tenant for any loss or damage whatsoever that may accrue to Tenant’s stock or business by reason of Landlord’s making such repairs.

ARTICLE IX

UTILITIES

9.1           UTILITIES.  Landlord shall bill Tenant, and Tenant shall pay directly to Landlord all charges for water, sewer, electricity and other utilities or services used or consumed on the Premises, all such charges to be paid as the same from time to time become due.  Provided however, gas shall be separately metered and Tenant shall pay all charges for gas consumed on the Premises directly to the gas company.  Landlord shall have no obligation to provide utilities or equipment other than the utilities and equipment within the Premises on the date of this Lease.

9.2           ADDITIONAL UTILITIES.  No special installations or facilities shall be permitted in the Premises unless Landlord shall have previously approved the same in writing, such approval not to be unreasonably withheld, delayed or conditioned.  It is understood, of course, that any charges incurred in connection with such approved other installations and facilities, including separate metering thereof, shall be borne solely by Tenant.

ARTICLE X
TAXES AND OTHER EXPENSES

10.1           REAL ESTATE TAXES.  Commencing with the Commencement Date, Tenant shall pay, as Additional Rent, to Landlord “Tenant’s Share” (as hereinafter defined) of Taxes (as hereinafter defined) attributable to and assessed against the Property which are payable for periods included in the Term.  Monthly payments on account thereof; as estimated by Landlord and billed to Tenant, shall be paid by Tenant subject to adjustment at the end of each calendar year of the Term and after the expiration or termination thereof where Tenant’s share of taxes exceeds or is less than an amount originally estimated by Landlord, which obligation of adjustment shall survive the end of the Term.

“Tax Year” shall mean a twelve-month period commencing on July 1 and falling wholly or partially within the Term, and “Taxes” shall mean the portion of the following items equitably allocated from time to time to the Building: (i) all taxes, assessments (special or otherwise), levies, fees and all other government levies, exactions and charges of every kind and nature, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the Term, imposed or levied upon or assessed against the Property or any portion thereof, or against any Base Rent, Additional Rent or other rent of any kind or nature payable to Landlord by anyone on account of the ownership, leasing or operation of the Property, or which arise on account of or in respect of the ownership, development, leasing, operation or use of the Property or any portion thereof; (ii) all gross receipts taxes or similar taxes imposed or levied upon, assessed against or measured by any Base Rent, Additional Rent or other rent of any kind or nature or other sum payable to Landlord by anyone on account of the ownership, development, leasing, operation, or use of the Property or any portion thereof; (iii) all value added, use and similar taxes at any time levied, assessed or payable on account of the ownership, development, leasing, operation, or use of the Property or any portion thereof; (iv) and reasonable expenses of any proceeding for abatement of any of the foregoing items included in Taxes, provided Landlord prevails in such abatement proceeding; but the amount of special taxes or special assessments included in Taxes shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable thereon) of such special tax or special assessment required to be paid during the year in respect of which such Taxes are being determined.  There shall be excluded from Taxes all income, estate, succession, inheritance and transfer taxes of Landlord; provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that a capital levy, franchise, income, profits, sales, rental, use and occupancy, or other tax or charge shall in whole or in part be substituted for, or added to, such ad valorem tax and levied against, or be payable by, Landlord with respect to the Property or any portion thereof, such tax or charge shall be included in the term “Taxes” for the purposes of this Article.

For the purposes of this Lease, Tenant’s Share means 8.68% which percentage is based on the number of square feet of floor area in the Premises, viz., 19,200 square feet, as compared with the total number of square feet of floor area in all of the buildings on the Land, viz., 221,11 square feet.  Notwithstanding the forgoing, if Landlord makes improvements to the Building to expand the rentable area thereof, or if the Building is divided due to separate ownership of parts or if any rentable area becomes except from taxes, Landlord reserves the right to re-measure the Building and adjust all provisions of this Lease which are based upon the area of the Premises and/or Building, such as Base Rent and Tenant’s Share, for example, upon any adjustment to the size of the Building or such other changes.  If such determination is made, it will be confirmed in writing by Landlord to Tenant.

10.2           OTHER TAXES.  Tenant shall pay one hundred percent (100%) of all taxes that may lawfully be charged, assessed, or imposed upon any of the following: (i) Tenant’s fixtures and equipment of every type, (ii) Tenant’s business, and (iii) any of Tenant’s personal property in the Premises; and Tenant shall pay all license fees that may lawfully be imposed upon the business of Tenant conducted in the Premises.

10.3           ABATEMENT OF TAXES.  To the extent that Landlord obtains a rebate of any taxes, Tenant shall be entitled to a credit for Tenant’s Share of the net proceeds of such rebate (the amount of such rebate after deducting the costs of obtaining the rebate including reasonable attorneys’ fees).

10.4           OPERATING COSTS.  As used herein, “Operating Year” shall mean each calendar year all or any part of which falls within the Term, and “Operating Costs” shall mean the aggregate costs and expenses incurred by Landlord with respect to the operation, administration, cleaning, repair, maintenance and management of the Property, all as set forth in Exhibit D attached hereto, provided that if during any portion of the Operating Year for which Operating Costs are being computed, less than all of the Building was occupied by tenants or Landlord was not supplying all tenants with the services being supplied under this Lease, actual Operating Costs incurred shall be extrapolated reasonably by Landlord on an item by item basis to the estimated Operating Costs that would have been incurred if the Building were fully occupied for such Operating Year and such services were being supplied to all tenants, and such extrapolated amount shall, for the purposes hereof, be deemed to be the Operating Costs for such Operating Year.  Operating Costs incurred with respect to the Property generally, and not solely with respect to the Building shall be equitably allocated by Landlord among the buildings located on the Property, and Operating Costs under this Lease shall include the Building’s allocable share of such Property-wide expenses.

10.5           TENANT’S PAYMENT OF OPERATING COSTS.

(a)           Tenant shall pay to Landlord, as Additional Rent, an amount equal to Tenant’s Share the Operating Costs attributable to each Operating Year, such amount to be apportioned for any portion of an Operating Year in which the Commencement Date falls or the Term of this Lease ends.

(b)           Estimated payments by Tenant on account of Operating Costs shall be made on the first day of each and every calendar month during the Term of this Lease, in the fashion herein provided for the payment of Base Rent.  The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the end of each Operating Year a sum equal to Tenant’s required payment, as reasonably estimated by Landlord from time to time during each Operating Year, on account of Operating Costs for such Operating Year.  After the end of each Operating Year, Landlord shall submit to Tenant a reasonably detailed accounting of Operating Costs for such Operating Year, and Landlord shall certify to the accuracy thereof.  If estimated payments theretofore made for such Operating Year by Tenant exceed Tenant’s required payment on account thereof for such Operating Year according to such statement, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant with respect to Operating Costs (or promptly refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but if the required payments on account thereof for such Operating Year are greater than the estimated payments (if any) theretofore made on account thereof for such Operating Year, Tenant shall make payment to Landlord within thirty (30) days after being so advised by Landlord, and the obligation to make such payment for any period within the Term shall survive expiration of the Term.

(c)           Tenant shall have the right to examine, copy and audit Landlord’s books and records establishing Operating Costs for any Operating Year for a period of ninety (90) days following the date that Tenant receives the statement of Operating Costs for such Operating Year from Landlord.  Tenant shall give Landlord not less than thirty (30) days’ prior notice of its intention to examine and audit such books and records, and such examination and audit shall take place at such place within the Commonwealth of Massachusetts as Landlord routinely maintains such books and records, unless Landlord elects to have such examination and audit take place in another location designated by Landlord in the city and state in which the Property is located.  All costs of the examination and audit shall be borne by Tenant.  If, pursuant to the audit, the payments made for such Operating Year by Tenant exceed Tenant’s required payment on account thereof for such Operating Year, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant with respect to Operating Costs (or promptly refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but, if the payments made by Tenant for such Operating Year are less than Tenant’s required payment as established by the examination and audit, Tenant shall pay the deficiency to Landlord within thirty (30) days after conclusion of the examination and audit, and the obligation to make such payment for any period within the Term shall survive expiration of the Term.  If Tenant does not elect to exercise its right to examine and audit Landlord’s books and records for any Operating Year within the time period provided for by this paragraph, Tenant shall have no further right to challenge Landlord’s statement of Operating Costs.

ARTICLE XI
INDEMNITY AND PUBLIC LIABILITY INSURANCE

11.1           TENANT’S INDEMNITY.  To the maximum extent allowable under applicable law, Tenant agrees to indemnify, defend with counsel reasonably satisfactory to Landlord and save harmless Landlord from and against all claims of whatever nature arising from (x) any act, omission or negligence of Tenant or Tenant’s agents, employees, servants, contractors, licensees or invitees with respect to Tenant’s activities and the conduct of its business in, on or about the Property and the performance of the transactions contemplated by this Lease except to the extent caused by Landlord’s negligence or willful misconduct, (y) any accident, injury or damage whatsoever, occurring in, on or about the Premises or the Property caused to any person or entity or to the property of any person or entity, occurring from the date on which Tenant first enters the Premises under this Lease for any reason and throughout the Term in the event such accident, damage or injury results or is claimed to have resulted from an act or omission on the part of Tenant or Tenant’s agents, employees, servants, contractors, licensees or invitees, except to the extent caused by Landlord’s negligence or willful misconduct or (z) any accident, injury or damage whatsoever, occurring outside of the Premises but on the Property caused to any person or entity or to the property of any person or entity, occurring from the date on which Tenant first enters the Premises under this Lease for any reason throughout the Term where such accident, damage or injury results from a negligent or willful act or omission of Tenant or Tenant’s agents, employees, servants, contractors, licensees or invitees.  This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or any proceeding brought thereon, and the defense thereof.  Tenant hereby agrees that Landlord shall be entitled to participate in or undertake the defense against any such claim, and to settle the same subject to Tenant’s approval which shall not be unreasonably withheld, all at Tenant’s sole cost and expense.

11.2           PUBLIC LIABILITY INSURANCE.  Tenant agrees to maintain in full force, from the date on which Tenant first enters the Premises for any reason and thereafter throughout the Term hereof, a policy of Commercial General Liability insurance.  The minimum limits of liability of such insurance shall be $2,000,000.00 per occurrence/ $5,000,000 aggregate (combined single limit) for property damage, bodily injury or death.

Such policy shall also include, but shall not be limited to, the following extensions of coverage:

(i)           Contractual Liability, covering Tenant’s liability under this Lease;

(ii)           and Bodily Injury Liability in the annual aggregate amount set forth in this section.

Tenant agrees that Landlord and Liberty Properties, Inc.  (or its successor as manager of the Building if Tenant is given notice thereof) and any mortgagee of which Landlord gives tenant prior notice, shall be named as additional insureds on all such policies during the Term hereof.  Further, all policies shall be non-cancelable and non-amendable without thirty (30) days’ prior notice to Landlord or ten (10) days prior notice in the event of cancellation for non-payment of premiums.  An agreement of the insurance company to the effect that such company will endeavor to give such notice but does not unconditionally undertake to give such notice shall not satisfy the requirements of this paragraph.

Tenant further agrees to maintain Workers’ Compensation Insurance in amounts prescribed by law and Employers’ Liability Insurance in an amount not less than the greater of (i) the amount that may be required by applicable law, or (ii) $500,000.00.

11.3           TENANT’S RISK.  To the maximum extent allowable under applicable law, Tenant agrees to use and occupy the Premises, and to use such other portions of the Building and the Property as Tenant is herein given the right to use, at Tenant’s own risk; and Landlord shall have no responsibility or liability for any loss of or damage to fixtures or other personal property of Tenant for any reason whatsoever, except for loss or damage caused by the intentional or negligent act or omission of Landlord or Landlord’s agents, contractors or employees, subject to Section 16.19 hereof The provisions of this Section 12.3 shall be applicable from and after the execution of this Lease and until the end of the Term of the Lease and during such further period as Tenant may use or may be in occupancy of any part of the Premises, the Building or the Property.

11.4           INJURY CAUSED BY THIRD PARTIES.  Except as set forth in Section 3.3 above, to the maximum extent allowable under applicable law, and except for loss or damage caused by the intentional or negligent act or omission of Landlord or Landlord’s agents, contractors or employees, subject to Section 16.19 hereof, Tenant agrees that Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining property or other portions of the Property, or for any loss or damage resulting to Tenant or those claiming by, through or under Tenant, or to its or their property, from the breaking, bursting, stopping or leaking of electric cables and wires or water, gas, sewer or steam pipes.

ARTICLE XII
ACCESS TO PREMISES

12.1           LANDLORD’S RIGHT OF ACCESS.  Landlord shall have the right to enter the Premises at any time on reasonable notice to Tenant for the purpose of inspecting or of making repairs to the same, and for the purpose of exhibiting the Premises to potential lenders and purchasers and their third party consultants; provided, however, that such access shall not unreasonably interfere with Tenant’s Permitted Use hereunder or operation of its business in the Premises.  At any time during the last six (6) months of the Term hereof, Landlord may post suitable notice on the Premises advertising the same for rent and upon reasonable notice to Tenant Exhibit the Premises to potential tenants during normal business hours.

12.2           TENANT’S ACCESS.  Tenant shall have twenty-four (24) hour year-round access to the Premises and shall have the right to install such security systems in the Premises as Tenant shall elect to install at its own cost and expense.  Tenant acknowledges that, in all events, Tenant is responsible for providing security to the Premises and to Tenant’s own personnel.

ARTICLE XIII
FIRE, EMINENT DOMAIN, ETC.

13.1           ABATEMENT OF RENT.  If any portion of the Premises shall be damaged by fire or casualty, the Rent shall be equitably abated and reduced proportionately for the period in which, by reason of such damage, there is interference with Tenant’s Permitted Use hereunder, having regard to the nature and extent of the loss of use thereof suffered by Tenant; but such abatement or reduction shall end if and when Landlord shall have restored the Premises (exclusive of Tenant’s interior finish and build-out and any of Tenant’s fixtures, furnishings, equipment and the like) to substantially the condition which the Premises were in prior to such damage.

If any part of the Premises is taken by any exercise of the power of eminent domain, as a result of which there is substantial interference with Tenant’s use of the Premises, then the Rent and the other charges payable by Tenant under this Lease shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant.  If more than fifty percent (50%) of the Building or more than twenty-five percent (25%) of the Premises is so taken Tenant shall have the right to terminate this Lease as of the date on which Tenant is deprived of possession of that part of the Building so taken by notice to Landlord of Tenant’s exercise of such right and, thereupon, this Lease shall terminate as of such date with the same force and effect as if such date were the expiration date of the Term.

13.2           RESTORATION.  lithe Premises shall be partially damaged (as distinguished from “substantially damaged”, as that term is hereinafter defined) by fire or casualty during the Term hereof, Landlord shall promptly (taking into account delay occasioned by settlement of loss with any insurer under any policy covering such loss) restore the Premises to substantially the condition which the Premises were in prior to such damage, except for Tenant’s interior finish and build-out and any other improvements made by Tenant and except for Tenant’s furniture, fixtures and equipment and the rent hereunder shall be abated pursuant to Section 14.1 above.

If neither Landlord nor Tenant shall have exercised such right of termination as Landlord or Tenant may have on account of a taking a part of the Premises or the Building, then Landlord shall, promptly after such taking, restore the Premises to their condition immediately prior to the damage caused by such taking to the extent practicable after such taking.

If Landlord, for any reason, other than an Unavoidable Delay (as defined in Section 16.21 below), fails to commence such restoration work within (i) sixty (60) days from the date upon which substantial damage occurs to the Premises or (ii) such restoration work is not substantially completed within one hundred and fifty (150) days, then Tenant, as Tenant’s sole remedy on account thereof, shall have the right and option to terminate this Lease by giving Landlord notice of Tenant’s election so to do at any time prior to the commencement of such restoration work or any time following one hundred and eighty (150) days after the commencement of such restoration work if such work is not substantially complete, and, upon such notice being given, the Term of this Lease shall automatically Terminate and end.

13.3           LANDLORD’S RIGHT OF TERMINATION.  If any part of the Building is substantially damaged by fire or casualty (the term “substantially damaged” meaning damage of such a character that the same cannot, in the ordinary course, reasonably be expected to be repaired within one hundred and fifty (150) days from the time that the damage occurred), or if any part of the Premises or access thereto is taken by the exercise of the right of eminent domain, and if, in either of such events, Landlord determines not to restore the Premises to their condition immediately prior to such damage or, in the case of a taking, to such condition to the extent practicable after such taking, Landlord shall provide written notice of such determination to Tenant as soon as is reasonably practicable thereafter, and then Landlord or Tenant shall have the right and option to terminate this Lease upon ten (10) days written notice (even if Landlord’s entire interest in the Premises may have been divested) by giving notice to the other party of the election so to do, whereupon this Lease shall terminate as of tenth (10th) day after receipt of such notice, with the same force and effect as if such date were the date originally established as the expiration date hereof.

13.4           AWARD.  Landlord shall have and hereby reserves and accepts, and Tenant hereby grants and assigns to Landlord, all rights to recover any and all damages and compensation recoverable on account of a taking of or damage to the Premises, and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking or damage, as aforesaid; by way of confirming the foregoing, Tenant hereby grants and assigns, and covenants with Landlord to grant and assign, to Landlord all rights to such damages or compensation.  Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for the value of any of Tenant’s usual trade fixtures permanently installed in the Premises by Tenant at Tenant’s expense, and for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking authority.

ARTICLE XIV
DEFAULT

14.1           TENANTS DEFAULT.

(a)           If Tenant shall fail to pay Base Rent or Additional Rent hereunder when due and such failure shall continue for three (3) Business Days after notice to Tenant from Landlord, provided that no such notice shall be required if Tenant has received a similar notice twice within three hundred sixty-five (365) days prior to such violation or failure, or

(b)           if Tenant shall fail to perform or observe any other material term or condition of this Lease, and, except as otherwise provided herein, if such failure is not cured within thirty (30) days after notice from Landlord thereof unless such default is of such a nature that it cannot be completely cured within such period, then if Tenant does not commence such cure within thirty (30) days and does not thereafter proceed with reasonable diligence and in good faith to cure the same, or

(c)           if the estate hereby created shall be taken on execution or by other process of law, or if (i) Tenant shall make a general assignment :for the benefit of creditors; or (ii) if Tenant shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property; or (iii) if Tenant shall take any corporate action to authorize any of the actions set forth above; or (iv) if any case, proceeding or other action against Tenant shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action either results in the entry of an order for relief against Tenant which is not fully stayed within thirty (30) days after the entry thereof or remains undismissed for a period of sixty (60) days after filing;

then, and in any of said cases (notwithstanding any license of a former breach of covenant or any waiver of the benefit hereof or any consent in a former instance), Landlord lawfully may immediately or at any time thereafter, without demand or notice, enter into and upon the Premises or any part thereof in the name of the whole and may repossess the same as of Landlord’s former estate, and may expel Tenant and those claiming through or under Tenant and may remove its or their effects (forcibly, if necessary) without being guilty of any manner of trespass and without prejudice to any remedies which might otherwise be available for arrearages of Rent or preceding breach of covenant, and, upon entry as aforesaid, Landlord shall have the right, by suitable notice to Tenant, forthwith to terminate this Lease.  Tenant covenants and agrees, notwithstanding any entry or re-entry by Landlord, whether by summary proceedings.  termination or otherwise, to pay and be liable for, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of Rent and other charges reserved as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Term, or for the whole thereof less the reletting proceeds, if any.  Landlord shall be under no obligation to relet the Premises so as to mitigate Tenant’s damages.

As an alternative at the election of Landlord, Tenant shall, upon such termination, pay to Landlord, as damages, such a sum as at the time of such termination represents the amount of the excess, if any, of the then value of the total Rent and other benefits that would have accrued to Landlord under this Lease for the remainder of the Term hereof if the Lease terms had been fully complied with by Tenant, over and above the then fair rental value (in advance) of the Premises for the balance of the Term.

For the purposes of this Article, if Landlord elects to require Tenant to pay damages in accordance with the immediately preceding paragraph, the total Rent shall be computed by assuming that Tenant’s obligations on account of taxes, Operating Costs and any other charges payable by Tenant under this Lease would be, for the balance of the unexpired Term, the amount thereof (if any) for the immediately preceding annual period payable by Tenant or, if this Lease is terminated before one (1) year of the Term hereof has elapsed, then at the rate of such charges during the period from the Commencement Date to such termination, annualized.

Without limiting any of Landlord’s other rights and remedies on account thereof, if any payment of Rent or any other payment payable hereunder by Tenant to Landlord shall not be paid when due (or, where applicable, before the expiration of the grace period following written notice of such delinquency), the same shall bear interest from the date when the same was payable until the date paid at a rate equal to 3% plus the prime rate published from time to time in The Wall Street Journal or its successor publication (but in no event less than 18% per annum), but not more than the highest lawful rate of interest which Landlord may charge to Tenant without violating any applicable law.  Such interest shall constitute Additional Rent payable hereunder.  In addition, to all other amounts Tenant is otherwise obligated to pay, it is expressly agreed that Landlord shall be entitled to recover from Tenant all costs and expenses, including the reasonable fees of attorneys, incurred by Landlord in successfully enforcing this Lease from and after Tenant’s default thereunder.

14.2           LANDLORD’S DEFAULT.  Landlord shall not be in default in the performance of any of Landlord’s obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default and Landlord continues diligently to prosecute such cure, after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform any such obligation.  This Lease shall be construed as though Landlord’s covenants contained herein are independent and not dependent and Tenant waives the benefit of any law or statute to the contrary.

ARTICLE XV

MISCELLANEOUS PROVISIONS

15.1           EXTRA-HAZARDOUS USE.  Tenant covenants and agrees that Tenant will not do or permit anything to be done in or upon the Premises, or bring in anything or keep anything therein, which shall increase the rate of property or liability insurance on the Premises or the Property above the standard rate applicable to Premises being occupied for the Permitted Uses.  If the premium or rates payable with respect to any policy or policies of insurance carried by or on behalf of Landlord with respect to the Property increases as a result of any act or activity on or use of the Premises during the Term or payment by the insurer of any claim arising from any act or neglect of Tenant, its employees, agents, contractors or invitees, Tenant shall pay such increase, from time to time, within fifteen (15) days after demand therefor by Landlord, as Additional Rent.

15.2           HAZARDOUS MATERIALS.

(a)           “Hazardous Materials” shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law, including, without limitation, any “oil,” “hazardous material,” “hazardous waste,” “hazardous substance” or “chemical substance or mixture”, as the foregoing terms (in quotations) are defined in any Environmental Laws.

(b)           “Environmental Law” shall mean any federal, state and/or local statute, ordinance, bylaw, code, rule and/or regulation now or hereafter enacted, pertaining to any aspect of the environment or human health, including, without limitation, Chapter 21C, Chapter 21D, and Chapter 21E of the General Laws of Massachusetts and the regulations promulgated by the Massachusetts Department of Environmental Protection, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., the Toxic Substances Control Act, 15 U.S.C. §2061 et seq., the Federal Clean Water Act, 33 U.S.C. §1251, and the Federal Clean Air Act, 42 U.S.C. §7401 et seq.

(c)           “Environmental Condition” shall mean any disposal, release or threat of release of Hazardous Materials on, from or about the Building or the Property or storage of Hazardous Materials on, from or about the Building or the Property.

(d)           Tenant may use chemicals such as adhesives, lubricants, ink, solvents and cleaning fluids of the kind and in amounts and in the manner customarily found and used in business offices in order to conduct its business at the Premises and to maintain and operate the business machines located in the Premises.  Tenant shall not use, store, handle, treat, transport, release or dispose of any other Hazardous Materials on or about the Premises or the Property without Landlord’s prior written consent, which Landlord may withhold or condition in Landlord’s sole discretion.

(e)           Any handling, treatment, transportation, storage, disposal or use of Hazardous Materials by Tenant in or about the Premises or the Property and Tenant’s use of the Premises shall comply with all applicable Environmental Laws and the Activity and Use Limitation for the Property attached hereto as Exhibit C.  Tenant shall, within ten (10) Business Days of Landlord’s written request therefor, disclose in writing all Hazardous Materials that are being used by Tenant in the Premises, the nature of such use and the manner of storage and disposal.  Without Landlord’s prior written consent, Tenant shall not conduct any sampling or investigation of soil or groundwater on the Property to determine the presence of any constituents therein.

(f)           Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold Landlord harmless from and against, any liabilities, losses claims, damages, interest, penalties, fines, attorneys’ fees, experts’ fees, court costs, remediation costs, and other expenses which result from the use, storage, handling, treatment, transportation, release, threat of release or disposal of Hazardous Materials in or about the Premises or the Property by Tenant or Tenant’s agents, employees, contractors or invitees.  The provisions of this paragraph (f) shall survive the expiration or earlier termination of this Lease.

(g)           Tenant shall give written notice to Landlord as soon as reasonably practicable of (i) any communication received by Tenant from any governmental authority concerning Hazardous Materials which relates to the Premises or the Property, and (ii) any Environmental Condition of which Tenant is aware.

(h)           Excluded from Tenant’s obligations under this Section 15.1 is any condition of the Premises attributable to an Environmental Condition which occurred prior to the earlier of Tenant’s entry into the Premises or to the extent that Landlord’s own act shall constitute an Environmental Condition or which were not caused by the acts or omissions of Tenant or its agents, employees, contractors, affiliates or business invitees.

15.3           OUTDOOR OPERATIONS.  Tenant covenants and agrees that Tenant shall not permit nor engage in any outdoor storage or operations.

15.4           WAIVER.  Failure on the part of Landlord or Tenant to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of their rights hereunder.  Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions.  The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord’s or Tenant’s consent or approval to or of any subsequent similar act by the other.

No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account.  Acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon or upon any letter accompanying such check to the effect that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

15.5           COVENANT OF QUIET ENJOYMENT.  Tenant, subject to the terms and provisions of this Lease, upon payment of the Rent due hereunder and upon observing, keeping and performing all of the terms and provisions of this Lease on Tenant’s part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the Term hereof, without hindrance or ejection by any persons lawfully claiming under Landlord to have title to the Premises superior to Tenant.  The foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied and it is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and Landlord’s successors only with respect to breaches occurring during Landlord’s and Landlord’s successors’ respective ownership of Landlord’s interest hereunder.

Tenant specifically agrees to look solely to Landlord’s then equity interest in the Property at the time owned, or in which Landlord holds an interest as ground lessee, for recovery of any judgment from Landlord, it being specifically agreed that neither Landlord (original or successor), nor any beneficiary or trustee of any trust holding Landlord’s interest, shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Tenant.

Except for any damages incurred by Landlord under Section 15.18, in no event shall either party ever be liable to the other for any indirect, special or consequential damages suffered by such party from whatever cause.  No member, owner, agent or employee of either Landlord or Tenant shall be personally liable on account of any claim another may have under or in connection with the matters contemplated by this Lease.

15.6           ASSIGNMENT OF RENTS.  With reference to any assignment by Landlord of Landlord’s interest in this Lease or of the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, Tenant agrees:

(a)           that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage, shall never be treated as an assumption by such holder of any of the obligations of Landlord hereunder, unless such holder shall, by notice sent to Tenant, specifically otherwise elect; and

(b)           that, except as aforesaid, such holder shall be treated as having assumed Landlord’s obligations hereunder only upon foreclosure of such holder’s mortgage and the taking of possession of the Premises.

15.7           MECHANICS’ LIENS.  Except with regard to liens arising out of payments due by Landlord, Tenant agrees to discharge immediately (either by payment, by the filing of the necessary bond, or otherwise), any mechanics’, materialmen’s or other lien against the Premises; the land and the improvements thereon and/or Landlord’s interest therein, which liens may arise out of any payment due for any labor, services, materials, supplies or equipment to have been furnished to or for Tenant in, upon or about the Premises.

15.8           NO BROKERAGE.  Tenant warrants and represents that Tenant has not dealt with any broker, other than the brokers named in Section 1.4 hereof, in connection with the consummation of this Lease.  Landlord warrants and represents that it shall be responsible at its sole cost and expense for any and all brokerage fees due to the Broker in connection with this Lease.

15.9           INVALIDITY OF PARTICULAR PROVISIONS.  If any term or provision of this Lease, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.

15.10           PROVISIONS BINDING, ETC.  Except as herein otherwise provided, the Terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant.  Each Term and each provision of this Lease to be performed by Tenant and Landlord shall be construed to be a covenant and not a condition.  The reference contained to successors and assigns or Tenant is not intended to constitute a consent by Landlord to assignment by Tenant, but shall have reference only to those instances in which Landlord may later give consent to a particular assignment as required by those provisions of Article VII hereof.

15.11           RECORDING.  Tenant agrees not to record this Lease or any notice thereof.

15.12           NOTICES.  Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be delivered in hand during a regular business day and during regular business hours in the locality of the notice address or sent by registered or certified mail, return receipt requested, postage prepaid:

If intended for Landlord, addressed to Landlord at the address set forth on the first page of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Landlord by notice given in accordance with this Section 15.12).

If intended for Tenant, addressed to Tenant at the address set forth on the first page of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Tenant by notice given in accordance with this Section 15.12).

All such notices shall be effective when so delivered in hand or, upon receipt, tender for receipt at the appropriate notice address or upon a determination that such notice is undeliverable.

For the purposes of this Lease, notices transmitted by a recognized private express overnight courier shall have the same effect as a notice transmitted by registered or certified mail.

15.13           WHEN LEASE BECOMES BINDING.  Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith.  The submission of this document for examination and negotiation does not constitute an offer to lease or a reservation of or option for the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant.  All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

Tenant shall furnish Landlord with appropriate evidence of the authority of the officer of Tenant executing this Lease in behalf of Tenant, in order to assure Landlord that this Lease has been duly and validly executed in behalf of Tenant.  As part of such assurance, Landlord shall have the right to receive a suitable opinion of counsel to Tenant relative to the due and valid execution of this Lease.  Consistent therewith, any notice from Tenant to Landlord exercising a right of Tenant under this Lease, shall be accompanied by appropriate evidence of authority of the officer executing such notice on behalf of Tenant.

15.14           PARAGRAPH HEADINGS.  The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

15.15           RIGHTS OF MORTGAGEE.  This Lease shall be subject and subordinate to the lien and terms of any mortgage, deed of trust or ground lease or similar encumbrance (collectively, a “Mortgage”, and the holder thereof from time to time the “Holder”) from time to time encumbering the Premises, whether executed and delivered prior to or subsequent to the date of this Lease, unless the Holder shall elect otherwise.  If this Lease is subordinate to any Mortgage and the Holder or any other party shall succeed to the interest of Landlord pursuant to the Mortgage (such Holder or other party, a “Successor”), at the election of the Successor, Tenant shall attorn to the Successor and this Lease shall continue in full force and effect between the Successor and Tenant.

15.16           STATUS REPORT.  Recognizing that both parties may find it necessary to establish to third parties, such as accountants, banks, mortgagees or the like or any potential purchaser of the Property (each, an “Interested Party”), the then current status of performance hereunder, either party, on the request of the other made from time to time, will promptly furnish to Landlord, or to any Interested Party designated by Landlord, or to Tenant, as the case may be, a statement of the status of any matter pertaining to this Lease, including, without limitation, acknowledgments that (or the extent to which) each party is in compliance with its obligations under the terms of this Lease.

15.17           SELF-HELP.  Landlord shall have the right upon reasonable advance notice to Tenant, but shall not be required, at any time, to pay such sums or to do any act which requires the expenditure of monies which may be necessary by reason of the failure or neglect of Tenant to perform any of the obligations of Tenant under this Lease.  In the event of the exercise of such right of self-help by Landlord, Tenant agrees to reimburse Landlord for such expenditures promptly upon receipt of Landlord’s statement therefor, together with interest thereon at a rate equal to eighteen (18%) percent, and if Tenant shall default in such payment, Landlord shall have the same rights and remedies as Landlord has hereunder for the failure of Tenant to pay the Rent hereunder.

15.18           HOLDING OVER.  Any holding over by Tenant after the expiration of the Term of this Lease, in addition to all other remedies, shall be treated as a tenancy from month to month at one hundred and fifty percent (150%) the Rent herein set forth and shall otherwise be on the terms and conditions set forth in this Lease, as far as the same are applicable, prorated on a daily basis.  Nothing set forth herein shall, however, be interpreted as allowing Tenant so to hold over, and Tenant shall be liable to Landlord for any and all damages suffered by Landlord as a result of such holding over.

15.19           NON-SUBROGATION.  Insofar as, and to the extent that, the following provisions may be effective without invalidating or making it impossible to secure insurance coverage obtainable from responsible insurance companies doing business in the locality in which the Premises are located (even though extra premium may result therefrom): Landlord and Tenant mutually agree that, with respect to any insurable hazard, the one suffering such loss, on behalf of itself and its insurer, hereby releases the other of and from any and all claims and rights to recover with respect to such loss to the extent that such loss is covered under policies of insurance carried by such party or required to be carried hereunder; and Landlord and Tenant further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof.  However, nothing contained in this Section 15.19.  shall derogate from or otherwise affect releases elsewhere herein contained of either party for claims.

15.20           GOVERNING LAW.  This Lease shall be governed exclusively by the provisions hereof and by the laws of the Commonwealth of Massachusetts, as the same may from time to time exist.

15.21           UNAVOIDABLE DELAYS AS EXCUSING PERFORMANCE.  If Landlord or Tenant shall be delayed or hindered in or prevented from the performance of any act required of Landlord or Tenant hereunder by reason of an Unavoidable Delay (as defined below) in delivery, performing work or doing acts required under the Terms of this Lease, then, notwithstanding anything in this Lease to the contrary except as set forth in the next succeeding sentence, performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.  However, any delay in the performance by Tenant of its obligation to pay Rent and other sums due hereunder shall not be excused hereby.

An “Unavoidable Delay” shall mean a delay (other than a delay to which reference is made in the immediately preceding sentence) which is not due to the fault, neglect or omission of the party claiming such delay and shall include, but shall not be limited to, the following: delays attributable to acts of God, strikes, labor disputes, governmental restrictions, unavailability of materials, fixtures, merchandise or labor, acts of a public enemy, casualty, defaults or delays in performance by third parties, and other reasons, similar or dissimilar, beyond the reasonable control of such party, and shall include the consequential delays resulting from any such cause or causes.

15.22           RELATIONSHIP OF PARTIES.  It is the intention of this Lease to create the relationship of Landlord and Tenant between the parties hereto and no other relationship whatsoever, and nothing herein contained shall be construed to make the parties hereto partners or joint venturers or to render either party hereto liable for any of the debts or obligations of the other party.

WITNESS THE EXECUTION HEREOF, under seal, in any number of counterpart copies, each of which counterpart copies shall be deemed an original for all purposes, as of the day and year first above written.

TENANT:	THERMOENERGY CORPORATION, a Delaware corporation

By:	/s/ Andrew T. Melton
Andrew T. Melton
Hereunto duly authorized

LANDLORD:	LIBERTY MA PORTFOLIO FEE LLC, a Delaware limited liability company

By:	/s/ Austin L. Cable
Austin L. Cable
Hereunto duly authorized

EXHIBIT “A”

PLAN OF PROPERTY

A-1

EXHIBIT “B”

SITE PLAN OF PREMISES

B-1

EXHIBIT “C”

Notice of Activity and Use Limitation

Form 1075

NOTICE OF ACTIVITY AND USE LIMITATION

M.G.L. c. 21E, 36 and 310 CMR 40.0000

Disposal Site Name: Cincinnati Milacron, 10 New Bond Street

DEP Release Tracking No(s).  2-10958, 2-10959, 2-10966

This Notice of Activity and Use Limitation (“Notice”) is made as of the 25th day of June 1998, by New Bond LLC, a Massachusetts limited liability company, together with his successors and assigns, (collectively “Owner”).

WITNESSETH:

WHEREAS, New Bond LLC, as aforesaid of Suffolk County, Massachusetts, are the owners in fee simple of that certain parcel of land located in Worcester, Worcester County, Massachusetts, with the buildings and improvements thereon having an address of 10 New Bond Street, as more particularly described in Exhibit “A”, and the plans described therein recorded prior hereto (“the Property”) _______________________________________ which Property is subject to this Notice of Activity and Use Limitation;

WHEREAS, the Property comprises a disposal site as the result of a release of oil and/or hazardous material.

WHEREAS, one or more response actions have been selected for the Disposal Site in accordance with M.G.L. c.21E (“Chapter 21E”) and the Massachusetts Contingency Plan, 310 CMR 40.0000 (“MCP”).  Said response actions are based upon (a) the restriction of human access to and contact with oil/or hazardous material in soil and/or (b) the restriction of certain activities occurring in, on, through, over, or under the Property.  The basis for such restrictions is set forth in an Activity and Use Limitation Opinion (“AUL Opinion”), dated June 4, 1998, (which is attached hereto as Exhibit C and made a part hereof);

NOW, THEREFORE, notice is hereby given that the activity and use limitations set forth in said AUL Opinion are as follows:

1.
Permitted Activities and Uses Set Forth in the AUL Opinion.  The AUL Opinion provides that a condition of No Significant Risk to health, safety, public welfare or the environment (such condition being defined in 310 CMR 40.0000) has been achieved for any foreseeable period of time so long as any of the following activities and uses occur on the Property:

(i)
Excavation associated with limited short-term utility or construction work, which may be deemed necessary within the designated AUL Site, provided that it is conducted in accordance with the performance standards of the MCP.

(ii)
Use of the AUL Site as a school, playground or day care facility provided that access to surface and subsurface soils is prevented through the use of an impermeable cap on the proposed area.  This cap is to consist of an impermeable cover, such as geotextile fabric, clay, asphalt or concrete, and have a minimum of two feet of imported clean fill.

(iii)	Uses in conflict with restricted activities listed below.

(iv)
Such other activities and uses, which, in the opinion of an LSP, shall present no greater risk of harm to health, safety, public welfare, or the environment than the activities and uses set forth in this section.

2.
Activities and Uses Inconsistent with the AUL Opinion.  Activities and uses which are inconsistent with the AUL Opinion, and which, if implemented at the portion of the Property, may result in a risk of harm to health, safety, public welfare, or the environment, are as follows:

(i)
Removal of the pavement, other cover material, or required fencing from the designated AUL area unless such activities strictly involve limited short-term utility or construction work conducted in accordance with the performance standards for Utility Related Abatement Measures (URAMs) set forth by the Massachusetts Contingency Plan at 310 CMR 40.0460, the Soil Management procedures pursuant to 310 CMR 40.0030, and/or all applicable worker health and safety practices pursuant to 310 CMR 40.0018, and immediate repair/replacement of the pavement.

(ii)
The use of the AUL Site, except areas where cover material as described below is in place, as a residence, school, day care, nursery, playground, recreational area, etc. where a child is likely to be present.

(iii)	Any activities and uses which may cause physical or chemical deterioration or structural damage to the hypothetical future cap as described in the Acceptable Uses Section of this AUL.

(iv)	Gardening or agriculture use that utilizes the existing surface or subsurface soils.

3.
Obligations and Conditions Set Forth in the AUL Opinion.  If applicable, obligations and/or conditions to be undertaken and/or maintained at the Disposal Site as set forth in the AUL Opinion in order that a condition of No Significant Risk may be maintained shall include the following:

(i).	Any activity will have measures in place to insure that the transfer or mixing of the surface and subsurface soils such that they could become exposed at the ground surface does not occur.

(ii).	Any transfer of the surface or subsurface soil to an exposed ground surface would require the imposition of the restrictions and obligations to these soils in this area.

(iii).
Any excavation, construction or disturbance of the subsurface soil will require the, preparation and implementation of a Health and Safety Plan and an Excavation Plan under the guidance of a Licensed Site Professional.

(iv).
At a minimum, the Health and Safety Plan must inform workers of the nature and hazards of the contaminants identified in the subsurface soils and that accidental ingestion of these soils could cause adverse health effects.

(v).
As a minimum, the Excavation Plan must: 1) detail procedures for preventing surface and subsurface soils from being mixed with other soils or being replaced in the excavation at a depth that would allow exposure of the soil at the ground surface; 2) describe the stockpile storage methods to be utilized in order to prevent accidental exposure to the excavated soils; 3) contain procedures to limit access to the excavated surface and subsurface soils and the excavation area with exposed subsurface soils from site workers not covered by the Health and Safety Plan, site abutters, children or accidental trespassers; and 4) contain procedures to identify and control the proper reuse or disposal of the surface and subsurface soils in the excavation area.

(vi).
Direct contact with surface soils by children or hypothetical potential future residences must be prevented.  This obligation could be met by maintaining the existing pavement and site buildings in good condition or precluding access.

4.	Proposed Changes in Activities and Uses.

Any proposed changes in activities and uses at the Property which may result in higher levels of exposure to oil and/or hazardous material shall be evaluated by an LSP who shall render an Opinion, in accordance with 310 CMR 40.1080 et seq., as to whether the proposed changes will present a significant risk of harm to health, safety, public welfare or the environment.  Any and all requirements set forth in the Opinion to ensure a condition of No Significant Risk in the implementation of the proposed activity or use shall be satisfied before any such activity or use is commenced.

5.	Violation of a Response Action Outcome.

The activities, uses and/or exposures upon which this Notice is based shall not change at any time to cause a significant risk of harm to health, safety, public welfare, or the environment due to exposure to oil and/or hazardous material without the prior evaluation by an LSP in accordance with 3I0 CMR. 40.1080 et seq., and without additional response actions, if necessary, to achieve or maintain a condition of No Significant Risk.

If the activities, uses, and/or exposures upon which this Notice is based change without the prior evaluation and additional response actions determined to be necessary by an LSP in accordance with 310 CMR 40.1080 et seq., the owner or operator of the Property subject to this Notice at the time that the activities uses, and/or exposures change, shall comply with the requirements set forth in 310 CMR 40.0020.

6.	Incorporation into Deed, Mortgages, Leases, and Instruments of Transfer.

This notice shall be incorporated either in full or be reference into all deeds, easements, mortgages, leases, licenses, occupancy agreements, or any other instrument of transfer, whereby an interest in and/or a right to use the Property or a portion thereof is conveyed.

Owner hereby authorizes and consents to the filing and recordation and/or registration of this Notice of Activity and Use Limitation to become effective when executed and sealed by the undersigned LSP, and recorded and/or registered with the appropriate Registry of Deeds and/or Land Registration Offices.

WITNESS, the execution hereof under seal this 25th day of June, 1998.

Owner:	New Bond LLC

By:
Austin L. Cable, Member - Manager

COMMONWEALTH OF MASSACHUSETTS

, ss	, 19__

Then personally appeared the above named ______________ and acknowledged the foregoing to be his/her free act and deed before me,

Notary Public
My Commission Expires:

The undersigned LSP hereby certified that he executed the aforesaid Activity and Use Limitation Opinion attached hereto as Exhibit C and made a part hereof and that in his Opinion this Notice of Activity and Use Limitation is consistent with the terms set forth in said Activity and Use Limitation Opinion.

Date: ______________________

LSP

COMMONWEALTH OF MASSACHUSETTS

, ss	, 19__

Then personally appeared the above named ______________ and acknowledged the foregoing to be his/her free act and deed before me,

Notary Public
My Commission Expires:

Upon Recording, return to:
Mr. Austin L. Cable, Manager
New Bond, L.L.C.
One Liberty Square
Boston, MA 02108

“EXHIBIT A”

PARCEL 1

PARCEL 1 IS SHOWN ON A PLAN ENTITLED: “ALTA/ACSM TITLE INSURANCE PLAN OF LAND IN WORCESTER, MASSACHUSETTS OWNED BY NEW BOND LLC” DATED MARCH 30, 1998 AS REVISED ON APRIL 2, 1998 BY THOMPSON-LISTON ASSOCIATES, INC. (IN 2 SHEETS), WHICH PLAN IS RECORDED WITH THE WORCESTER COUNTY REGISTRY OF DEEDS AS PLAN NO. 5 in PLAN BOOK 730, OF 1998 AND AS MORE PARTICULARLY DESCRIBED AS FOLLOWS ON SAID PLAN:

BEGINNING AT A POINT ON THE NORTHERLY SIDELINE OF NEW BOND STREET AT A POINT SAID POINT BEING N 56°34’ 41” W A DISTANCE OF 423.02’ FEET FROM THE WESTERLY SIDELINE OF WEST BOYLSTON STREET AS BOUNDED; THENCE RUNNING

N 56° 34’ 41” W A DISTANCE OF 702.04’ FEET ALONG SAID NORTHERLY
SIDELINE TO A DRILL HOLE IN CONC. WALL; THENCE RUNNING
N 33° 25’ 13” E A DISTANCE OF 702.85’ FEET TO A POINT; THENCE RUNNING
N 33° 25’ 13” E A DISTANCE OF 496.84’ FEET TO A POINT; THENCE RUNNING
S 16° 41’ 32” E A DISTANCE OF 398.53’ FEET TO A POINT; THENCE RUNNING
S 62° 02’ 26” E A DISTANCE OF 440.00’ FEET TO A POINT; THENCE RUNNING
S 27° 57’ 34’ W A DISTANCE OF 212.75’ FEET TO A POINT; THENCE RUNNING
N 62° 05’ 26” W A DISTANCE OF 123.73’ FEET TO A POINT; THENCE RUNNING
S 26° 41’ 26” W A DISTANCE OF 141.12’ FEET TO A POINT; THENCE RUNNING
S 26° 41’ 13” W A DISTANCE OF 464.66’ FEET TO A POINT; THENCE RUNNING
S 36° 55’ 56” W A DISTANCE OF 161.04’ FEET TO THE NORTHERLY
SIDELINE OF SAID NEW BOND STREET AT THE POINT AND
PLACE OF BEGINNING.

SAID PARCEL 1 IS SHOWN ON SAID PLAN AS CONTAINING AN AREA OF 706,865±S.F. OR 16.227± ACRES

OWNERSHIP OF THE PARCEL RUNS TO THE CENTERLINE OF THE 50’ FOOT WIDE STREET WHICH CONTAINS AN ADDITIONAL 17,551±S.F. OF LAND AND BEING SUBJECT TO EASEMENTS FOR ACCESS AND UTILITIES.

PARCEL 2

PARCEL 2 IS SHOWN ON A PLAN ENTITLED “PLAN OF LAND IN WORCESTER, MASSACHUSETTS OWNED BY NEW BOND LLC” DATED MARCH 30, 1998 AS REVISE DON APRIL 2, 1998 BY THOMPSON-LISTON ASSOCIATES, INC. WHICH PLAN IS RECORDED WITH THE WORCESTER COUNTY REGISTRY OF DEEDS AS PLAN NO. 3* OF 1998 AND AS MORE PARTICULARLY DESCRIBED AS FOLLOWS ON SAID PLAN:

*in PLAN BOOK 730

BEGINNING AT A POINT ON THE NORTHWESTERLY CORNER OF PARCEL 1 SHOWN ON SUCH PLAN AND LABELED R.R.SPK SET IN PAVEMENT; THENCE RUNNING

N 33° 25’ 13” E A DISTANCE OF 496.84’ FEET TO A POINT; THENCE RUNNING
N 16° 41’ 32” W A DISTANCE OF 742.77’ FEET TO A POINT; THENCE RUNNING
S 81 30’ 01” E A DISTANCE OF 83.92 FEET TO A POINT; THENCE RUNNING
N 17 26’ 01” E A DISTANCE OF 115.21 FEET TO A POINT; THENCE
S 73° 16’ 38” W A DISTANCE OF 227.90’ FEET TO A POINT; THENCE RUNNING
S 11° 57’ 38” W A DISTANCE OF 894.88’ FEET TO A POINT; THENCE RUNNING
S 37° 52’ 10” E A DISTANCE OF 360.37’ FEET TO THE POINT AND PLACE OF BEGINNING.

SAID PARCEL 2 IS SHOWN ON SAID PLAN AS CONTAINING AN AREA OF
7.618+ ACRES.

PARCEL 3

PARCEL 3 IS SHOWN ON A PLAN ENTITLED “PLAN OF LAND IN WORCESTER, MASSACHUSETTS OWNED BY NEW BOND LLC DATED MARCH 30, 1998 AND REVISED APRIL 2, 1998 BY THOMPSON-LISTON ASSOCIATES, INC. AND RECORDED IN THE WORCESTER COUNTY REGISTRY OF DEEDS AS PLAN NO. 4 * OF 1998, AND AS MORE PARTICULARLY DESCRIBED AS FOLLOWS ON SAID PLAN.”

*in PLAN BOOK 730.

BEGINNING AT A POINT ON THE NORTHERLY SIDELINE OF NEW BOND STREET AT A POINT SAID POINT BEING:

N 56° 34’ 41” W A DISTANCE OF 61.36’ FEET FROM THE WESTERLY SIDELINE OF WEST BOYLSTON STREET AS BOUNDED; THENCE RUNNING

N 56° 34’ 41” W A DISTANCE OF 361.66’ FEET ALONG SAID NORTHERLY SIDELINE TO A POINT; THENCE RUNNING

N 36° 55’ 56” E A DISTANCE OF 161.04’ FEET TO A POINT; THENCE RUNNING
N 26° 41’ 13” E A DISTANCE OF 464.66’ FEET TO A POINT; THENCE RUNNING
N 26° 41’ 26” E A DISTANCE OF 141.12’ FEET TO A POINT; THENCE RUNNING
S 62° 05’ 26” E A DISTANCE OF 123.73’ FEET TO A POINT; THENCE RUNNING
N 27° 57’ 34” E A DISTANCE OF 212.75’ FEET TO A POINT; THENCE RUNNING
N 27° 57’ 34” E A DISTANCE OF 185.03’ FEET TO A POINT; THENCE RUNNING
S 62° 05’ 46” E A DISTANCE OF 159.37’ FEET TO A POINT; THENCE RUNNING
N 27 56’ 58” E A DISTANCE OF 40.00’ FEET TO A POINT; THENCE RUNNING
S 62 05’ 46” E A DISTANCE OF 39.93’ FEET TO A POINT; THENCE RUNNING
S 28° 07’ 14” W A DISTANCE OF 588.53’ FEET TO A POINT; THENCE RUNNING
S 61° 48’ 51” E A DISTANCE OF 26.00’ FEET .TO A POINT; THENCE RUNNING
S 27° 59’ 55” W A DISTANCE OF 648.50’ FEET TO THE NORTHERLY SIDELINE OF SAID NEW BOND STREET AT THE POINT AND PLACE OF BEGINNING.

SAID PARCEL 3 IS SHOWN ON SAID PLAN AS CONTAINING AN AREA OF 7.940± ACRES.  OWNERSHIP OF THE PARCEL RUNS TO THE CENTER LINE OF THE 50’ FOOT WIDE STREET.

SAID PARCELS 1, 2 AND 3 MEANING AND INTENDING TO CONTAIN THE PREMISES DESCRIBED AS PARCELS 1, 2 AND 3 AND CONVEYED TO NEW BOND LLC BY CINCINNATI MILACRON-HEALD CORPORATION BY QUITCLAIM DEED DATED OCTOBER 20, 1997 AND RECORDED WITH THE WORCESTER COUNTY REGISTRY OF DEEDS IN BOOK 19284, PAGE 149.

AUL Opinion – 2-10958

More specifically, the AUL Site is defined as the three parcels of land with the buildings situated thereon, located in Worcester, Worcester County, Massachusetts and bounded and described as follows:

PARCEL I

PARCEL 1 IS SHOWN ON A PLAN ENTITLED: “ALTA/ACSM TITLE INSURANCE PLAN OF LAND IN WORCESTER, MASSACHUSETTS OWNED BY NEW BOND LLC” DATED MARCH 30, 1998 AS REVISED ON APRIL 2, 1998 BY THOMPSON-LISTON ASSOCIATES, INC. (IN 2 SHEETS), WHICH PLAN IS RECORDED WITH THE WORCESTER COUNTY REGISTRY OF DEEDS AS PLAN NO. 730-5 OF 1998 AND AS MORE PARTICULARLY DESCRIBED AS FOLLOWS ON SAID PLAN:

BEGINNING AT A POINT ON THE NORTHERLY SIDELINE OF NEW BOND STREET AT A POINT SAID POINT BEING N 56°34’ 41” W A DISTANCE OF 423.02’ FEET FROM THE WESTERLY SIDELINE OF WEST BOYLSTON STREET AS BOUNDED; THENCE RUNNING

N 56° 34’ 41” W A DISTANCE OF 702.04’ FEET ALONG SAID NORTHERLY SIDELINE TO A DRILL HOLE IN CONC.  WALL; THENCE RUNNING
N 33’ 25’ 13” E A DISTANCE OF 702.85’ FEET TO A POINT; THENCE RUNNING
N 33° 25’ 13” E A DISTANCE OF 496.84’ FEET TO A POINT; THENCE RUNNING
S 16° 41’ 32” E A DISTANCE OF 398.53’ FEET TO A POINT; THENCE RUNNING
S 62° 02’ 26” E A DISTANCE OF 440.00’ FEET TO A POINT; THENCE RUNNING
S 27° 57’ 34’ W A DISTANCE OF 212.75’ FEET TO A POINT; THENCE RUNNING
N 62° 05’ 26” W A DISTANCE OF 123.73’ FEET TO A POINT; THENCE RUNNING
S 26° 41’ 26” W A DISTANCE OF 141.12’ FEET TO A POINT; THENCE RUNNING
S 26° 41’ 13” W A DISTANCE OF 464.66’ FEET TO A POINT; THENCE RUNNING
S 36° 55’ 56” W A DISTANCE OF 161.04’ FEET TO THE NORTHERLY SIDELINE OF SAID NEW BOND STREET AT THE POINT AND PLACE OF BEGINNING.

AUL Opinion – 2-10958

SAID PARCEL 1 IS SHOWN ON SAID PLAN AS CONTAINING AN AREA OF 706,865±S.F.  OR 16.227±ACRES

OWNERSHIP OF THE PARCEL RUNS TO THE CENTERLINE OF THE 50’ FOOT WIDE STREET WHICH CONTAINS AN ADDITIONAL 17,551±S.F.  OF LAND AND BEING SUBJECT TO EASEMENTS FOR ACCESS AND UTILITIES.

PARCEL 2

PARCEL 2 IS SHOWN ON A PLAN ENTITLED “PLAN OF LAND IN WORCESTER, MASSACHUSETTS OWNED BY NEW BOND LLC” DATED MARCH 30, 1998 AS REVISE DON APRIL 2, 1998 BY THOMPSON-LISTON ASSOCIATES, INC.  WHICH PLAN IS RECORDED WITH THE WORCESTER COUNTY REGISTRY OF DEEDS AS PLAN NO. 730-3 1998 AND AS MORE PARTICULARLY DESCRIBED AS FOLLOWS ON SAID PLAN:

BEGINNING AT A POINT ON THE NORTHWESTERLY CORNER OF PARCEL 1 SHOWN ON SUCH PLAN AND LABELED R.R.SPK SET IN PAVEMENT; THENCE RUNNING

N 33° 25’ 13” E A DISTANCE OF 496.84’ FEET TO A POINT; THENCE RUNNING
N 16° 41’ 32” W A DISTANCE OF 742.77’ FEET TO A POINT; THENCE RUNNING
S 81 30’ 01” E A DISTANCE OF 83.92 FEET TO A POINT; THENCE RUNNING
N 17 26’ 01” E A DISTANCE OF 115.21 FEET TO A POINT; THENCE
S 73° 16’ 38” W A DISTANCE OF 227.90’ FEET TO A POINT; THENCE RUNNING
S 11° 57’ 38” W A DISTANCE OF 894.88 FEET TO A POINT; THENCE RUNNING
S 37° 52’ 10” E A DISTANCE OF 360.37’ FEET TO THE POINT AND PLACE OF BEGINNING

SAID PARCEL 2 IS SHOWN ON SAID PLAN AS CONTAINING AN AREA OF 7.618± ACRES.

AUL Opinion – 2-10958

PARCEL 3

PARCEL 3 IS SHOWN ON A PLAN ENTITLED “PLAN OF LAND IN WORCESTER, MASSACHUSETTS OWNED BY BOND LLC DATED MARCH 30, 1998 AND REVISED APRIL 2, 1998 BY THOMPSON-LISTON ASSOCIATES, INC.  AND RECORDED [N THE WORCESTER COUNTY REGISTRY OF DEEDS AS PLAN NO. 730-4 1998, AND AS MORE PARTICULARLY DESCRIBED AS FOLLOWS ON SAID PLAN.”

BEGINNING AT A POINT ON THE NORTHERLY SIDELINE OF NEW BOND STREET AT A POINT SAID POINT BEING:

N 56° 34’ 41” W A DISTANCE OF 61.36’ FEET FROM THE WESTERLY SIDELINE OF WEST BOYLSTON STREET AS BOUNDED; THENCE RUNNING

N 56° 34’ 41” W A DISTANCE OF 361.66’ FEET ALONG SAID NORTHERLY SIDELINE TO A POINT; THENCE RUNNING

N 36° 55’ 56” E A DISTANCE OF 161.04’ FEET TO A POINT; THENCE RUNNING
N 260 41’ 13” E A DISTANCE OF 464.66’ FEET TO A POINT; THENCE RUNNING
N 26° 41’ 26” E A DISTANCE OF 141.12’ FEET TO A POINT; THENCE RUNNING
S 62° 05’ 26” E A DISTANCE OF 123.73’ FEET TO A POINT; THENCE RUNNING
N 27° 57’ 34” E A DISTANCE OF 212.75’ FEET TO A POINT; THENCE RUNNING
N 27° 57’ 34” E A DISTANCE OF 185.03’ FEET TO A POINT; THENCE RUNNING
S 62° 05’ 46” E A DISTANCE OF 159.37’ FEET TO A POINT; THENCE RUNNING
N 27 56’ 58” E A DISTANCE OF 40.00’ FEET TO A POINT; THENCE RUNNING
S 62 05’ 46” E A DISTANCE OF 39.93’ FEET TO A POINT; THENCE RUNNING
S 28° 07’ 14” W A DISTANCE OF 588.53’ FEET TO A POINT; THENCE RUNNING
S 61° 48’ 51” E A DISTANCE OF 26.00’ FEET TO A POINT; THENCE RUNNING

AUL Opinion – 2-10958

S 27° 59’ 55” W A DISTANCE OF 648.50’ FEET TO THE NORTHERLY SIDELINE OF SAID NEW BOND STREET AT THE POINT AND PLACE OF BEGINNING.

SAID PARCEL 3 IS SHOWN ON SAID PLAN AS CONTAINING AN AREA OF 7.940± ACRES.  OWNERSHIP OF THE PARCEL RUNS TO THE CENTER LINE OF THE 50’ FOOT WIDE STREET.

SAID PARCELS I, 2 AND 3 MEANING AND INTENDING TO CONTAIN THE PREMISES DESCRIBED AS PARCELS 1, 2 AND 3 AND CONVEYED TO NEW BOND LLC BY CINCINATT1 MILACRON-HEALD CORPORATION BY QUITCLAIM DEED DATED OCTOBER 20, 1997 AND RECORDED WITH THE WORCESTER COUNTY REGISTRY OF DEEDS IN BOOK__, PAGE __.

1.3           Reasons for Utilizing an AUL

An AUL, is required to preclude a potential significant risk to humans for the hypothetical future use of the property for certain residential uses and potential future school and day care uses, as the results of the risk characterization indicate a potential unacceptable risk resulting from contact with the soil.  Site analytical data summarized in the RAO and the risk characterization portion of this report indicate that specific contaminants of concern which necessitate the implementation of this AUL are within localized portions of the Site.  The results of the risk characterization indicate that No Significant Risk exists based on the current use of the Site.  The AUL described in Section 1.4 has been selected for implementation because it will not impact or restrict the present and long-term expected use of the Site.

1.4           Restricted Activities – AUL Site

Inconsistent uses and conditions described for the Site apply to surface and subsurface soils that are located below Site buildings, asphalt and concrete paving, landscaped areas, and undeveloped portions of the AUL Site as defined.

Restricted activities include those that involve direct contact with surface and subsurface soils or results in the transport of contaminants via physical or biological processes to another medium or activities that would create a condition requiring an S-1 soil characterization as defined in the MCP.  Uses inconsistent with the AUL include the following:

•
Removal of the pavement, other cover material, or required fencing from the designated AUL area unless such activities strictly involve limited short-term utility or construction work conducted in accordance with the performance standards for Utility Related Abatement Measures (URAMs) set forth by the MCP at 310 CMR 40.0460, the Soil Management procedures pursuant to 310 CMR 40.0030, and/or all applicable worker health and safety practices pursuant to 310 ova 40.0018, and immediate repair/replacement of the pavement.

AUL Opinion – 2-10958

•
The use of the AUL Site, except areas where cover material as described herein is in place, as a residence, school, day care, nursery, playground, recreational area, etc. where a child is likely to be present.

•	Any activities and uses which may cause physical or chemical deterioration or structural damage to the cover material described in the Acceptable Uses Section of this AUL.

•	Gardening or agriculture use that utilizes the existing surface or subsurface soils.

1.5           Acceptable Activities in the AUL Site

Acceptable activities in the AUL Site include the continued industrial or commercial use of the Site and for currently intended uses.  In addition, other activities that do not involve or include a listed inconsistent use may be conducted on the AUL Site.

•
Excavation associated with limited short-term utility or construction work, which may be deemed necessary within the designated AUL Site, provided that it is conducted in accordance with the performance standards of the MCP.

•
Use of the AUL Site as a school, playground or day care facility provided that access to surface and subsurface soils is prevented through the use of a cover that prevents access to soils on the proposed area.  This cap is to consist of an impermeable cover, such as geotextile fabric, clay, asphalt or concrete, and have a minimum of two feet of imported clean fill.

•	Uses in conflict with restricted activities listed below.

•
Such other activities and uses, which, in the opinion of an LSP, shall present no greater risk of harm to health, safety, public welfare, or the environment than the activities and uses set forth in this section.

Potential contact with surface and subsurface soils in the AUL Site should be the primary factor in determining whether an activity is acceptable.

AUL Opinion – 2-10958

1.6           Obligations at the AUL Site

For this AUL Site, the primary obligation is to restrict activities that would result in dermal contact or accidental ingestion of surface soils to hypothetical residential populations or proposed future daycare or school populations.  However, any excavation, construction, or disturbance to the pavement which would expose the surface soils to potential receptors within the AUL Site will require the preparation and implementation of a Health and Safety Plan and Excavation Plan under the guidance of a Licensed Site Professional (LSP), as defined in the MCP.  Any person conducting the aforementioned activities within the AUL Site for any purpose in the future shall engage the services of an LSP to review the proposed activities and to evaluate the necessity of the implementation of precautionary measures.  That effort will include the preparation of a Health and Safety Plan.

At a minimum, the Health and Safety Plan must inform workers of the potential nature and hazards of the contaminants identified in the surface soils and that accidental ingestion and/or dermal contact could cause adverse health effects.  At a minimum the Excavation Plan must: (1) detail the procedures to follow and precautions to be taken to minimize the potential for accidental ingestion or dermal contact with the surface soils; (2) describe the stockpile storage methods to be utilized in order to prevent accidental exposure to the excavated soils; (3) contain procedures to limit access to the excavated surface soils from Site workers not covered under the Health and Safety Plan, Site abutters, children, or accidental trespassers; and (4) contain procedures to identify and control the proper re-use or disposal of the soils removed from the excavation area.

1.7           LSP Opinion

Name of Organization:	Rizzo Associates, Inc.

LSP Name:	Richard I. Hughto, Ph.D., PS., L.S.P.

LSP License Number:	2261

Telephone:	508-651-3401

I attest that I have personally examined and am familiar with the information contained in this submittal, including any and all documents accompanying this attestation, and in my professional judgment, this AUL Opinion and form complies with the provisions of Massachusetts General Law chapter 21A, Sec.19-193, 309 CMR, Massachusetts General Law chapter 21E, 310 CMR. 40.0000, and all other laws, regulations, orders, permits, and approvals applicable to such AUL Opinion.  I am aware that significant penalties may result, including but not limited to, possible Massachusetts Department of Environmental Protection Bureau of Waste Site Cleanup

AUL Opinion – 2-10958

PARCEL 3

PARCEL 3 IS SHOWN ON A PLAN ENTITLED “PLAN OF LAND IN WORCESTER, MASSACHUSETTS OWNED BY BOND LLC DATED MARCH 30, 1998 AND REVISED APRIL 2, 1998 BY THOMPSON-LISTON ASSOCIATES, INC.  AND RECORDED IN THE WORCESTER COUNTY REGISTRY OF DEEDS AS PLAN NO.136.10F 1998, AND AS MORE PARTICULARLY DESCRIBED AS FOLLOWS ON SAID PLAN.”

BEGINNING AT A POINT ON THE NORTHERLY SIDELINE OF NEW BOND STREET AT A POINT SAID POINT BEING:

N 56° 34’ 41” W A DISTANCE OF 61.36’ FEET FROM THE WESTERLY SIDELINE OF WEST BOYLSTON STREET AS BOUNDED; THENCE RUNNING

N 56° 34’ 41” W A DISTANCE OF 361.66’ FEET ALONG SAID NORTHERLY SIDELINE TO A POINT; THENCE RUNNING

N 36° 55’ 56” E A DISTANCE OF 161.04’ FEET TO A POINT; THENCE RUNNING
N 26° 41’ 13” E A DISTANCE OF 464.66’ FEET TO A POINT; THENCE RUNNING
N 26° 41’ 26” E A DISTANCE OF 141.12’ FEET TO A POINT; THENCE RUNNING
S 62° 05’ 26” E A DISTANCE OF 123.73’ FEET TO A POINT; THENCE RUNNING
N 27° 57’ 34” E A DISTANCE OF 212.75’ FEET TO A POINT; THENCE RUNNING
N 27° 57’ 34” E A DISTANCE OF 185.03’ FEET TO A POINT; THENCE RUNNING
S 62° 05’ 46” E A DISTANCE OF 159.37’ FEET TO A POINT; THENCE RUNNING
N 27 56’ 58” E A DISTANCE OF 40.00’ FEET TO A POINT; THENCE RUNNING
S 62 05’ 46” E A DISTANCE OF 39.93’ FEET TO A POINT; THENCE RUNNING
S 28° 07’ 14” W A DISTANCE OF 588.53’ FEET TO A POINT; THENCE RUNNING
S 61° 48’ 51” E A DISTANCE OF 26.00’ FEET TO A POINT; THENCE RUNNING

S 27° 59’ 55” W A DISTANCE OF 648.50’ FEET TO THE NORTHERLY SIDELINE OF SAID NEW BOND STREET AT THE POINT AND PLACE OF BEGINNING.

SAID PARCEL 3 IS SHOWN ON SAID PLAN AS CONTAINING AN AREA OF 7.940± ACRES.  OWNERSHIP OF THE PARCEL RUNS TO THE CENTER LINE OF THE 50’ FOOT WIDE STREET.

SAID PARCELS 1, 2 AND 3 MEANING AND INTENDING TO CONTAIN THE PREMISES DESCRIBED AS PARCELS 1, 2 AND 3 AND CONVEYED TO NEW BOND LLC BY CINCINNATI MILACRON-HEALD CORPORATION BY QUITCLAIM DEED DATED OCTOBER 20, 1997 AND RECORDED WITH THE WORCESTER COUNTY REGISTRY OF DEEDS IN BOOK __, PAGE __.

AUL Opinion – 2-10958

1.3           Reasons for Utilizing an AUL

An AUL is required to preclude a potential significant risk to humans for the hypothetical future use of the property for certain residential uses and potential future school and day care uses, as the results of the risk characterization indicate a potential unacceptable risk resulting from contact with the soil.  Site analytical data summarized in the RAO and the risk characterization portion of this report indicate that specific contaminants of concern which necessitate the implementation of this AUL are within localized portions of the Site.  The results of the risk characterization indicate that No Significant Risk exists based on the current use of the Site.  The AUL described in Section 1.4 has been selected for implementation because it will not impact or restrict the present and long-term expected use of the Site.

1.4           Restricted Activities – AUL Site

Inconsistent uses and conditions described for the Site apply to surface and subsurface soils that are located below Site buildings, asphalt and concrete paving, landscaped areas, and undeveloped portions of the AUL Site as defined.

Restricted activities include those that involve direct contact with surface and subsurface soils or results in the transport of contaminants via physical or biological processes to another medium or activities that would create a condition requiring an S-1 soil characterization as defined in the MCP.  Uses inconsistent with the AUL include the following:

•
Removal of the pavement, other cover material, or required fencing from the designated AUL area unless such activities strictly involve limited short-term utility or construction work conducted in accordance with the performance standards for Utility Related Abatement Measures (URAMs) set forth by the MCP at 310 CMR 40.0460, the Soil Management procedures pursuant to 310 CMR 40.0030, and/or all applicable worker health and safety practices pursuant to 310 CMR 40.0018, and immediate repair/replacement of the pavement.

•
The use of the AUL Site, except areas where cover material as described herein is in place, as a residence, school, day care, nursery, playground, recreational area, etc.  where a child is likely to be present.

•	Any activities and uses which may cause physical or chemical deterioration or structural damage to the cover material described in the Acceptable Uses Section of this AUL.

•	Gardening or agriculture use that utilizes the existing surface or subsurface soils.

1.5           Acceptable Activities in the AUL Site

Acceptable activities in the AUL Site include the continued industrial or commercial use of the Site and for currently intended uses.  In addition, other activities that do not involve or include a listed inconsistent use may be conducted on the AUL Site.

AUL Opinion – 2-10958

•
Excavation associated with limited short-term utility or construction work, which may be deemed necessary within the designated AUL Site, provided that it is conducted in accordance with the performance standards of the MCP.

•
Use of the AUL Site as a school, playground or day care facility provided that access to surface and subsurface soils is prevented through the use of an impermeable cap on the proposed area This cap is to consist of an impermeable cover, such as geotextile fabric, clay, asphalt or concrete, and have a minimum of two feet of imported clean fill in playground areas.

•	Uses in conflict with restricted activities listed above.

•
Such other activities and uses, which, in the opinion of an LSP, shall present no greater risk of harm to health, safety, public welfare, or the environment than the activities and uses set forth in this section.

Potential contact with surface and subsurface soils in the AUL Site should be the primary factor in determining whether an activity is acceptable.

1.6           Obligations at the AUL Site

For this AUL Site, the primary obligation is to restrict activities that would result in dermal contact or accidental ingestion of surface soils to hypothetical residential populations or proposed future daycare or school populations.  However, any excavation, construction, or disturbance to the pavement which would expose the surface soils to potential receptors within the AUL Site will require the preparation and implementation of a Health and Safety Plan and Excavation Plan under the guidance of a Licensed Site Professional (LSP), as defined in the MCP.  Any person conducting the aforementioned activities within the AUL Site for any purpose in the future shall engage the services of an LSP to review the proposed activities and to evaluate the necessity of the implementation of precautionary measures.  That effort will include the preparation of a Health and Safety Plan.

At a minimum, the Health and Safety Plan must inform workers of the potential nature and hazards of the contaminants identified in the surface soils and that accidental ingestion and/or dermal contact could cause adverse health effects.  At a minimum the Excavation Plan must: (1) detail the procedures to follow and precautions to be taken to minimize the potential for accidental ingestion or dermal contact with the surface soils; (2) describe the stockpile storage methods to be utilized in order to prevent accidental exposure to the excavated soils; (3) contain procedures to limit access to the excavated surface soils from Site workers not covered under the Health and Safety Plan, Site abutters, children, or accidental trespassers; and (4) contain procedures to identify and control the proper re-use or disposal of the soils removed from the excavation area.

The implementation of the proposed changes to the Site activities and Uses at the Property as described in Form 1082B, the First Amendment to Notice of Activity and Use Limitations will maintain a condition of No Significant Risk at the Property.

1.7           LSP Opinion

Name of Organization:	Rizzo Associates, Inc.

LSP Name:	Richard J. Hughto, Ph.D., P.E., L.S.P.

LSP License Number:	2261

Telephone:	508-651-3401

I attest that I have personally examined and am familiar with the information contained in this submittal, including any and all documents accompanying this attestation, and in my professional

EXHIBIT “D”

Operating Costs

Operating Costs shall include the following, without limitation:

1.
All expenses incurred by Landlord or Landlord’s agents which shall be directly related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, workmen’s compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on Landlord or Landlord’s agents pursuant to any collective bargaining agreement for the services of employees of Landlord or Landlord’s agents in connection with the operation, repair, maintenance, cleaning, management and protection of the Property, including, without limitation, day and night supervisors, manager, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers and personnel engaged in supervision of any of the persons mentioned above; provided that, if any such employee is also employed on other property of Landlord, such compensation shall be suitably prorated among the Property and such other properties.

2.	The cost of services, utilities, materials and supplies furnished or used in the operation, repair, maintenance, cleaning, management and protection of the Property.

3.
The cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property, provided that, in the case of any such equipment used jointly on other property of Landlord, such costs shall be suitably prorated among the Property and such other properties.

4.
Where the Property is managed by Landlord or an affiliate of Landlord, a sum equal to the amounts customarily charged by management firms in the Worcester area for similar properties, but in no event more than five percent (5%) of gross annual income, whether or not actually paid, or where managed by other than Landlord or an affiliate thereof, the amounts accrued for management, together with, in either case, amounts accrued for legal and other professional fees relating to the Property, but excluding such fees and commissions paid in connection with services rendered for securing or renewing leases and for matters not related to the normal administration and operation of the Property.

5.
Premiums for insurance against damage or loss to the Property from such hazards as Landlord shall determine, including, but not by way of limitation, insurance covering loss of rent attributable to any such hazards, and public liability insurance.

6.
If, during the Term of this Lease, Landlord shall make a capital expenditure, the total cost of which is not properly includable in Operating Costs for the Operating Year in which it was made, there shall nevertheless be included in such Operating Costs for the Operating Year in which it was made and in Operating Costs for each succeeding Operating Year the annual charge-off of such capital expenditure.  Annual charge-off shall be determined by dividing the original capital expenditure plus an interest factor, reasonably determined by Landlord, as being the interest rate than being charged for long-term mortgages by institutional lenders on like properties within the locality in which the Property is located, by the number of years of useful life of the capital expenditure; and the useful life shall be determined reasonably by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of making such expenditure.

7.	Costs for electricity, water and sewer use charges, gas and other utilities supplied to the Property and not paid for directly by tenants.

8.	Betterment assessments, provided the same are apportioned equally over the longest period permitted by law, and to the extent, if any, not included in Taxes.

9.	Amounts paid to independent contractors for services, materials and supplies furnished for the operation, repair, maintenance, cleaning and protection of the Property.

Form 1082B

FIRST AMENDMENT TO NOTICE OF AN ACTIVITY AND USE LIMITATION
M.G.L. c. 21E, § 6 and 310 CMR 40.0000

Disposal Site Name: Cincinnati Milacron, 10 New Bond Street
DEP Release Tracking No.(s): 2-10958, 2-10959, 2-10644

WHEREAS, a Notice of Activity and Use Limitation has been recorded with the Worcester Country Registry of Deeds in Book 20209 Page(s) 177-196 (said Notice of Activity and Use Limitation and any amendments thereto are collectively referred to herein as “Notice”);

WHEREAS, said Notice sets forth limitations on use and activities, conditions and obligations affecting certain parcel(s) of land situated in Worcester , Worcester County, Massachusetts, with the buildings and improvements thereon, said land being more particularly bounded and described in Exhibit A attached hereto and made a part of hereof (“Property”).  Said limitations on use and activities are consistent with the terms of an Activity and Use Limitation Opinion (“AUL Opinion”) dated June 17, 1998, signed and sealed by Richard J. Hughto, holder of a valid license issued by the Board of Registration of Waste site Cleanup Professionals, pursuant to Massachusetts General Laws Chapter 21A, Sections 19-19J (the holder being referred to as “LSP”) attached to the Notice of Activity and Use Limitation as Exhibit C and made a part of thereof; in order to maintain at the Property a condition of No Significant Risk (such conditions and terms being defined in 310 CMR 40.0000); and

WHEREAS, the undersigned LSP, in accordance with Chapter 21E and the MCP, has issued and signed an AUL Opinion, dated June 17, 1998, and filed with DEP at its Central Regional Office under Release Tracking No.(s). 2-10958, 2-10959 and 2-10644 attached hereto as Exhibit B and made a part hereof.  Said AUL Opinion explains that the implementation of the following proposed changes in site Activities and Uses at the Property wilt maintain a condition of No Significant Risk;

NOW THEREFORE, in accordance with M.G.L. c. 21E and the MCP, the undersigned New Bond LLC, of Boston, Suffolk County, Massachusetts; being the owner of the property, hereby amends said Notice as follows:

Paragraph 1, “Permitted Uses and Activities Set Forth in the AUL Opinion”, is amended to read as follows:

1.
Permitted Activities and Uses Set Forth in the AUL Opinion.  The AUL Opinion provides that a condition of No Significant Risk to health, safety, public welfare or the environment (such condition being defined in 310 CMR 40.0000) has been achieved for any foreseeable period of time so long as any of the following activities and uses occur on the Property:

(i)
Excavation associated with limited short-term utility or construction work, which may be deemed necessary within the designated Property, provided that it is conducted in accordance with the performance standards of the MCP.

(ii)
Use of the Property as a school, playground or day care facility provided that access to surface and subsurface soils is prevented through the use of an impermeable cap on the proposed area.  This cap is to consist of an impermeable cover, such as geotextile fabric, clay, asphalt or concrete, and have a minimum of two feet of imported clean fill in playground areas.

(iii)	Uses not in conflict with the activities and uses listed below in Section 2.0 (Activities and Uses Inconsistent with the AUL Opinion).

(iv)
Such other activities and uses, which, in the opinion of an LSP, shall present no greater risk of harm to health, safety, public welfare, or the environment than the activities and uses set forth in this section.

(v)	Continued industrial or commercial use of the property.

Paragraph 2, “Activities and Uses Inconsistent with the AUL Opinion”, is amended to read as follows:

2.
Activities and Uses Inconsistent with the AUL Opinion.  Activities and uses which are inconsistent with the AUL Opinion, and which, if implemented at the Property, may result in a risk of harm to health, safety, public welfare, or the environment, are as follows:

Removal of the pavement, other cover material, or required fencing from the designated AUL area unless such activities strictly involve limited short-term utility or construction work conducted in accordance with the performance standards for Utility Related Abatement Measures (URAMs) set forth by the Massachusetts Contingency Plan at 310 CMR 40.0460, the Soil Management procedures pursuant to 310 CMR 40.0030, and/or all applicable worker health and safety practices pursuant to 310 CMR 40.0018, and immediate repair/replacement of the pavement.

The use of the Property, except areas where cover material as described above is in place, as a residence, school, day care, nursery, playground, recreational area, etc.  where a child is likely to be present.

Any activities and uses which may cause physical or chemical deterioration or structural damage to the hypothetical future cap as described in the Permitted Activities and Uses Section of this AUL.

Gardening or agriculture use that utilizes the existing surface or subsurface soils.

Paragraph 3, “Obligations and Conditions Set Forth in the AUL Opinion”, is amended to read as follows:

3.
Obligations and Conditions Set Forth in the AUL Opinion.  If applicable, obligations and/or conditions to be undertaken and/or maintained at the Property as set forth in the AUL Opinion in order that a condition of No Significant Risk may be maintained shall include the following:

(i).	Any activity will have measures in place to insure that the transfer or mixing of the surface and subsurface soils such that they could become exposed at the ground surface does not occur.

(ii).	Any transfer of the surface or subsurface soil to an exposed ground surface would require the imposition of the restrictions and obligations to these soils in this area.

(iii).
Any excavation, construction or disturbance of the subsurface soil will require the preparation and implementation of a Health and Safety Plan and an Excavation Plan under the guidance of a Licensed Site Professional.

(iv).
At a minimum, the Health and Safety Plan must inform workers of the nature and hazards of the contaminants identified in the subsurface soils and that accidental ingestion of these soils could cause adverse health effects.

(v).
As a minimum, the Excavation Plan must: 1) detail procedures for preventing surface and subsurface soils from being mixed with other soils or being replaced in the excavation at a depth that would allow exposure of the soil at the ground surface; 2) describe the stockpile storage methods to be utilized in order to prevent accidental exposure to the excavated soils; 3) contain procedures to limit access to the excavated surface and subsurface soils and the excavation area with exposed subsurface soils from site workers not covered by the Health and Safety Plan, site abutters, children or accidental trespassers; and 4) contain procedures to identify and control the proper reuse or disposal of the surface and subsurface soils in the excavation area.

(vi).
Direct contact with surface soils by children or hypothetical potential future residences must be prevented.  This obligation could be met by maintaining the existing pavement and site buildings in good condition or precluding access.

In all other respects the provisions of said Notice remain unchanged.

New Bond, LLC authorizes and consents to the filing and recordation/and or registration of this First Amendment to Notice of Activity and Use Limitation, said Amendment to become effective when executed under se-al by the undersigned LSP and recorded and/or registered with the appropriate registry of Deeds and/or Land Registration Office.

WITNESS the execution hereof under seal this 10th day of Aug., 1998.

Owner

COMMONWEALTH OF MASSACHUSETTS

, ss	, 19__

Then personally appeared the above named ______________ and acknowledged the foregoing to be his/her free act and deed before me,

Notary Public
My Commission Expires:

The undersigned LSP hereby certifies that he/she executed the AUL Opinion dated June 17, 199C • tiled with DEP at its Central Regional Office under Release Tracking No.(3)2-10958, 2-10939, and 2-10644, attached hereto as Exhibit B and made a part hereof, and that, in his/her Opinion, this First Amendment to Notice of Activity and Use Limitation is consistent therewith.

Date: ______________
LSP
[LSP SEAL]

COMMONWEALTH OF MASSACHUSETTS

, ss	, 19__

Then personally appeared the above named ______________ and acknowledged the foregoing to be his/her free act and deed before me,

Notary Public
My Commission Expires:

Upon recording return to:
Mr. Austin L Cable, Manager
New Bond, LLC
One Liberty Square
Boston, Massachusetts 0210$

“EXHIBIT A”

PARCEL 1

PARCEL 1 IS SHOWN ON A PLAN ENTITLED: “ALTA/ACSM TITLE INSURANCE PLAN OF LAND IN WORCESTER., MASSACHUSETTS OWNED BY NEW BOND LLC” DATED MARCH 30, 1998 AS REVISED ON APRIL 2, 1998 BY THOMPSON-LISTON ASSOCIATES, INC. (IN 2 SHEETS), WHICH PLAN IS RECORDED WITH THE WORCESTER COUNTY REGISTRY OF DEEDS AS PLAN NO. 730 -5 _______ OF 1998 AND AS MORE PARTICULARLY DESCRIBED AS FOLLOWS ON SAID PLAN:

BEGINNING AT A POINT ON THE NORTHERLY SIDELINE OF NEW BOND STREET AT A POINT SAID POINT BEING N 56°34’ 41” W A DISTANCE OF 423.02’ FEET FROM THE WESTERLY SIDELINE OF WEST BOYLSTON STREET AS BOUNDED; THENCE RUNNING

N 56° 34’ 41” W A DISTANCE OF 702.04’ FEET ALONG SAID NORTHERLY SIDELINE TO A DRILL HOLE IN CONC.  WALL; THENCE RUNNING
N 33° 25’ 13” E A DISTANCE OF 702.85’ FEET TO A POINT; THENCE RUNNING
N 33° 25’ 13” E A DISTANCE OF 496.84’ FEET TO A POINT; THENCE RUNNING
S 16° 41’ 32” E A DISTANCE OF 398.53’ FEET TO A POINT; THENCE RUNNING
S 62° 02’ 26” E A DISTANCE OF 440.00’ FEET TO A POINT; THENCE RUNNING
S 27° 57’ 34’ W A DISTANCE OF 212.75’ FEET TO A POINT; THENCE RUNNING
N 62° 05’ 26” W A DISTANCE OF 123.73’ FEET TO A POINT; THENCE RUNNING
S 26° 41’ 26” W A DISTANCE OF 141.12’ FEET TO A POINT; THENCE RUNNING
S 26° 41’ 13” W A DISTANCE OF 464.66’ FEET TO A POINT; THENCE RUNNING
S 36° 55’ 56” W A DISTANCE OF 161.04’ FEET TO THE NORTHERLY
SIDELINE OF SAID NEW BOND STREET AT THE POINT AND PLACE OF BEGINNING.

SAID PARCEL 1 IS SHOWN ON SAID PLAN AS CONTAINING AN AREA OF 706,865±S.F. OR 16.227±ACRES.

OWNERSHIP OF THE PARCEL RUNS TO THE CENTERLINE OF THE 50’ FOOT WIDE STREET WHICH CONTAINS AN ADDITIONAL 17,551±S.F. OF LAND AND BEING SUBJECT TO EASEMENTS FOR ACCESS AND UTILITIES.

PARCEL 2

PARCEL 2 IS SHOWN ON A PLAN ENTITLED “PLAN OF LAND IN WORCESTER, MASSACHUSETTS OWNED BY NEW BOND LLC” DATED MARCH 30, 1998 AS REVISE DON APRIL 2, 1998 BY THOMPSON-LISTON ASSOCIATES, INC.  WHICH PLAN IS RECORDED WITH THE WORCESTER COUNTY REGISTRY OF DEEDS AS PLAN NO. 730-3 OF 1998 AND AS MORE PARTICULARLY DESCRIBED AS FOLLOWS ON SAID PLAN:

BEGINNING AT A POINT ON THE NORTHWESTERLY CORNER OF PARCEL 1 SHOWN ON SUCH PLAN AND LABELED RR.SPK SET IN PAVEMENT; THENCE RUNNING

N 33° 25’ 13” E A DISTANCE OF 496.84’ FEET TO A POINT; THENCE RUNNING
N 16° 41’ 32” W A DISTANCE OF 742.77’ FEET TO A POINT; THENCE RUNNING
5 81 30’ 0I” E A DISTANCE OF 83.92 FEET TO A POINT; THENCE RUNNING
N 17 26’ 01” E A DISTANCE OF 115.21 FEET TO A POINT; THENCE
S 73° 16’ 38” W A DISTANCE OF 227.90’ FEET TO A POINT; THENCE RUNNING
S 11° 57’ 38” W A DISTANCE OF 894.88 FEET TO A POINT; THENCE RUNNING
S 37° 52’ 10” E A DISTANCE OF 360.37’ FEET TO THE POINT AND PLACE
OF BEGINNING

SAID PARCEL 2 IS SHOWN ON SAID PLAN AS CONTAINING AN AREA OF 7.618± ACRES.

PARCEL 3

PARCEL 3 IS SHOWN ON A PLAN ENTITLED “PLAN OF LAND IN WORCESTER, MASSACHUSETTS OWNED BY BOND LLC DATED MARCH 30, 1998 AND REVISED APRIL 2, 1998 BY THOMPSON-LISTON ASSOCIATES, INC. AND RECORDED IN THE WORCESTER COUNTY REGISTRY OF DEEDS AS PLAN NO.730-4 OF 1998, AND AS MORE PARTICULARLY DESCRIBED AS FOLLOWS ON SAID PLAN.”

BEGINNING AT A POINT ON THE NORTHERLY SIDELINE OF NEW BOND STREET AT A POINT SAID POINT BEING:

N 56° 34’ 41” W A DISTANCE OF 61.36’ FEET FROM THE WESTERLY SIDELINE OF WEST BOYLSTON STREET AS BOUNDED; THENCE RUNNING

N 56° 34’ 41” W A DISTANCE OF 361.66’ FEET ALONG SAID NORTHERLY SIDELINE TO A POINT; THENCE RUNNING

N 36° 55’ 56” E A DISTANCE OF 161.04’ FEET TO A POINT; THENCE RUNNING
N 26° 41’ 13” E A DISTANCE OF 464.66’ FEET TO A POINT; THENCE RUNNING
N 26° 41’ 26” E A DISTANCE OF 141.12’ FEET TO A POINT; THENCE RUNNING
S 62° 05’ 26” E A DISTANCE OF 123.73’ FEET TO A POINT; THENCE RUNNING
N 27° 57’ 34” E A DISTANCE OF 212.75’ FEET TO A POINT; THENCE RUNNING
N 27° 57’ 34” E A DISTANCE OF 185.03’ FEET TO A POINT; THENCE RUNNING
S 62° 05’ 46” E A DISTANCE OF 159.37’ FEET TO A POINT; THENCE RUNNING
N 27 56’ 58” E A DISTANCE OF 40.00’ FEET TO A POINT; THENCE RUNNING
S 62 05’ 46” E A D1STNACE OF 39.93’ FEET TO A POINT; THENCE RUNNING
S 28° 07’ 14” W A DISTANCE OF 588.53’ FEET TO A POINT; THENCE RUNNING
S 61° 48’ 51” E A DISTANCE OF 26.00’ FEET TO A POINT; THENCE RUNNING

S 27° 59’ 55” W A DISTANCE OF 648.50’ FEET TO THE NORTHERLY SIDELINE OF SAID NEW BOND STREET AT THE POINT AND PLACE OF BEGINNING.

SAID PARCEL 3 IS SHOWN ON SAID PLAN AS CONTAINING AN AREA OF 7.940± ACRES.  OWNERSHIP OF THE PARCEL RUNS TO THE CENTER LINE OF THE 50’ FOOT WIDE STREET.

SAID PARCELS 1, 2 AND 3 MEANING AND INTENDING TO CONTAIN THE PREMISES DESCRIBED AS PARCELS 1, 2 AND 3 AND CONVEYED TO NEW BOND LLC BY CINCINNATI MILACRON-HEALD CORPORATION BY QUITCLAIM DEED DATED OCTOBER 20, 1997 AND RECORDED WITH THE WORCESTER COUNTY REGISTRY OF DEEDS IN BOOK, PAGE .

“EXHIBIT B”

ACTIVITY AND USE LIMITATION OPINION
10 NEW BOND STREET
WORCESTER, MASSACHUSETTS

RELEASE TRACKING NUMBER 2-10958, 2-10959, 2-10644

AUL Opinion – 2-10958
10 New Bond Street
Worcester, Massachusetts

1.0           Activity and Use Limitation

1.1           Introduction

This Activity and Use Limitation (AUL) was prepared by Rizzo Associates for the Site in conformance with the MCP.  This AUL satisfies the following requirements: (1) provides justification for why the implementation of an AUL is appropriate to maintain a level of No Significant Risk at the Site; (2) provides a description of restricted activities in the designated AUL area; (3) identifies acceptable activities in the designated AUL area; and (4) identifies conditions or obligations for these areas in order to maintain a level of No Significant Risk.

The basis of this AUL relies primarily on information and data gathered during the completion of investigations conducted on the Site and the Method 3 Risk Characterization prepared for the Site.

1.2           Description of the AUL Site

The AUL Site is defined as three separate parcels of land known as 10 New Bond Street in Worcester, Massachusetts and consisting, in the aggregate, of approximately 31.757 acres, as more particularly described as Parcels 1, 2, and 3 below, Parcels 1 and 2 being also identified at the Worcester Tax Assessors Office as Map 37 Lot 2, and Parcel 3 being also identified at the Worcester Tax Assessors Office as Map 37, Lot 1.

AUL Opinion – 2-10958

More specifically, the AUL Site is defined as the three parcels of land with the buildings situated thereon, located in Worcester, Worcester County, Massachusetts and bounded and described as follows:

PARCEL 1

PARCEL 1 IS SHOWN ON A PLAN ENTITLED: “ALTA/ACSM TITLE INSURANCE PLAN OF LAND IN WORCESTER, MASSACHUSETTS OWNED BY NEW BOND LLC” DATED MARCH 30, 1998 AS REVISED ON APRIL 2, 1998 BY THOMPSON-LISTON ASSOCIATES, INC.  (IN 2 SHEETS), WHICH PLAN IS RECORDED WITH THE WORCESTER COUNTY REGISTRY OF DEEDS AS PLAN NO 730-5 OF 1998 AND AS MORE PARTICULARLY DESCRIBED AS FOLLOWS ON SAID PLAN:

BEGINNING AT A POINT ON THE NORTHERLY SIDELINE OF NEW BOND STREET AT A POINT SAID POINT BEING N 56°34’ 41” W A DISTANCE OF 423.02’ FEET FROM THE WESTERLY SIDELINE OF WEST BOYLSTON STREET AS BOUNDED; THENCE RUNNING

N 56° 34’ 41” W A DISTANCE OF 702.04’ FEET ALONG SAID NORTHERLY SIDELINE TO A DRILL HOLE IN CONC. WALL; THENCE RUNNING
N 33° 25’ 13” E A DISTANCE OF 702.85’ FEET TO A POINT; THENCE RUNNING
N 33° 25’ 13” E A DISTANCE OF 496.84’ FEET TO A POINT; THENCE RUNNING
S 16° 41’ 32” E A DISTANCE OF 398.53’ FEET TO A POINT; THENCE RUNNING
S 62° 02’ 26” E A DISTANCE OF 440.00’ FEET TO A POINT; THENCE RUNNING
S 27° 57’ 34’ W A DISTANCE OF 212.75’ FEET TO A POINT; THENCE RUNNING
N 62° 05’ 26” W A DISTANCE OF 123.73’ FEET TO A POINT; THENCE RUNNING
S 26° 41’ 26” W A DISTANCE OF 141.12’ FEET TO A POINT; THENCE RUNNING
S 26° 41’ 13” W A DISTANCE OF 464.66’ FEET TO A POINT; THENCE RUNNING
S 36° 55’ 56” W A DISTANCE OF 161.04’ FEET TO THE NORTHERLY
SIDELINE OF SAID NEW BOND STREET AT THE POINT AND
PLACE OF BEGINNING.

AUL Opinion – 2-10958

SAID PARCEL 1 IS SHOWN ON SAID PLAN AS CONTAINING AN AREA OF 706,865±S.F. OR 16.227±ACRES

OWNERSHIP OF THE PARCEL RUNS TO THE CENTERLINE OF THE 50’ FOOT WIDE STREET WHICH CONTAINS AN ADDITIONAL 17,551±S.F. OF LAND AND BEING SUBJECT TO EASEMENTS FOR ACCESS AND UTILITIES.

PARCEL 2

PARCEL 2 IS SHOWN ON A PLAN ENTITLED “PLAN OF LAND IN WORCESTER, MASSACHUSETTS OWNED BY NEW BOND LLC” DATED MARCH 30, 1998 AS REVISE DON APRIL 2, 1998 BY THOMPSON-LISTON ASSOCIATES, INC.  WHICH PLAN IS RECORDED WITH THE WORCESTER COUNTY REGISTRY OF DEEDS AS PLAN NO. 730-3 OF 1998 AND AS MORE PARTICULARLY DESCRIBED AS FOLLOWS ON SAID PLAN:

BEGINNING AT A POINT ON THE NORTHWESTERLY CORNER OF PARCEL 1 SHOWN ON SUCH PLAN AND LABELED R.R.SPK SET IN PAVEMENT; THENCE RUNNING

N 33° 25’ 13” E A DISTANCE OF 496.84’ FEET TO A POINT; THENCE RUNNING
N 16° 41’ 32” W A DISTANCE OF 742.77’ FEET TO A POINT; THENCE RUNNING
S 81 30’ 01” E A DISTANCE OF 83.92 FEET TO A POINT; THENCE RUNNING
N 17 26’ 01” E A DISTANCE OF 115.21 FEET TO A POINT; THENCE
S 73° 16’ 38” W A DISTANCE OF 227.90’ FEET TO A POINT; THENCE RUNNING
S 11° 57’ 38” W A DISTANCE OF 894.88 FEET TO A POINT; THENCE RUNNING
S 37° 52’ 10” E A DISTANCE OF 360.37’ FEET TO THE POINT AND PLACE OF BEGINNING

SAID PARCEL 2 IS SHOWN ON SAID PLAN AS CONTAINING AN AREA OF 7.618± ACRES.